                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Performance in Perspective.......................  6
Portfolio Management Review......................  7
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 18
Statement of Operations.......................... 19
Statement of Changes in Net Assets............... 20
Financial Highlights............................. 21
Notes to Financial Statements.................... 24
Report of Independent Accountants................ 31

HYF  ANR 8/97

                             LETTER TO SHAREHOLDERS



July 24, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. Earlier this year, Morgan
Stanley Group Inc. and Dean Witter,
Discover & Co. agreed to merge. The                     [PHOTO]
merger was completed on May 31,
creating the combined company of
Morgan Stanley, Dean Witter, Discover      DENNIS J. MCDONNELL AND DON G. POWELL
& Co. Additionally, we are very
pleased to announce that Philip N.
Duff, formerly the chief financial
officer of Morgan Stanley Group Inc.,
has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
     Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S.

                                                           Continued on page two
dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET OVERVIEW

    The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Fed's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year.
    Reflecting the strong economy, corporate bonds outperformed Treasuries by about three-quarters of a percentage point over the past six months. Overall, the Merrill Lynch Domestic Master Bond Index gained about 3.1 percent during the same period. High-yield corporate bonds were the best-performing sector of the fixed-income market, as the healthy economic environment increased investor confidence in the creditworthiness of lower-rated debt.
    The rate of bond issuance continued to be moderate as many corporations used the equity market to raise capital. The relative shortage of new debt issues contributed to a general narrowing of yield spreads between the various sectors of the fixed-income market.

OUTLOOK

    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

                                                         Continued on page three

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

                                           A SHARES   B SHARES   C SHARES
TOTAL RETURNS
One-year total return based on NAV(1)....    13.60%     12.64%     12.65%
One-year total return(2).................     8.24%      8.64%     11.65%
Five-year average annual total
return(2)................................     9.69%        N/A        N/A
Ten-year average annual total
return(2)................................     7.99%        N/A        N/A
Life-of-Fund average annual total
return(2)................................     8.47%      8.48%      8.21%
Commencement date........................  06/27/86   05/17/93   08/13/93

DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................     8.41%      8.10%      8.10%
SEC Yield(4).............................     7.37%      6.96%      6.96%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 7.27%, 6.86% and 6.86% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND
 TOP TEN ISSUERS AS OF JUNE 30, 1997

                              PERCENTAGE OF FUND'S
                              LONG-TERM INVESTMENTS
Tenet Healthcare Corp.......  1.64%
Waban, Inc..................  1.62%
IXC Communications, Inc.....  1.61%
Samsonite Corp..............  1.59%
Cole National Group, Inc....  1.58%
Advanced Micro Devices,
  Inc. .....................  1.58%
Global Marine, Inc..........  1.57%
Selmer, Inc.................  1.56%
Panamsat L.P................  1.55%
Armco, Inc. ................  1.46%

CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM DEBT SECURITIES

AS OF JUNE 30, 1997                                             AS OF DECEMBER 31, 1996(1)
AAA...............  2.7%                                        AAA...............  2.9%
BBB...............  2.8%                                        AA................  0.6%
BB................ 30.9%            [PIE CHART]                 BBB...............  3.1%                [PIE CHART]
B................. 59.6%                                        BB................ 33.2%
Non-Rated.........  4.0%                                        B................. 55.5%
                                                                CCC...............  1.1%
                                                                Non-Rated.........  3.6%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF JUNE 30, 1997                                      AS OF DECEMBER 31, 1996(1)
Foreign Securities....  19.9%                            Foreign Securities........  17.2%
Telecommunications....  10.7%                            Printing, Publishing &
Mining, Steel, Iron &                                      Broadcasting............   8.5%
  Non-Precious                                           Telecommunications........   7.8%
  Metal...............   6.4%                            Energy (Oil & Gas)........   7.3%
Energy (Oil & Gas)....   5.7%                            Hotel, Motel, Inns &
Printing, Publishing &                                     Gaming..................   6.3%
  Broadcasting........   5.5%



DURATION

          AS OF JUNE 30, 1997(1)                                  AS OF DECEMBER 31, 1996(1)
Duration         3.07 years                                               3.60 years

(1) Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the First Boston High Yield Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

      GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
      Van Kampen American Capital High Yield Fund vs. First Boston High Yield Index
      (June 30, 1987 through June 30, 1997)

                                   [GRAPH]

Fund's Total Return
1 Year Avg. Annual    = 8.24%
5 Year Avg. Annual    = 9.69%
10 Year Avg. Annual   = 7.99%
Inception Avg. Annual = 8.47%

                                Jun     Jun       Jun       Jun      Jun     Jun      Jun       Jun      Jun       Jun      Jun
                                1987    1988      1989      1990     1991    1992     1993      1994     1995      1996     1997

VKAC High Yield Fund            9,523   10,119   10,925    9,736   10,537   12,944   15,285   15,732   17,069    18,992   21,574
First Boston High Yield Index  10,000   11,130   12,207   11,976   13,855   17,342   20,283   21,163   23,808    26,191   30,034


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

We recently spoke with the management team of the Van Kampen American Capital High Yield Fund about the key events and economic forces that shaped the markets during the past fiscal year. The team includes Anne K. Lorsung, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended June 30, 1997.


Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED OVER THE PAST FISCAL YEAR?

A Volatility dominated the bond market during the 12 months ended June 30. Initially, bond prices fell as the economy grew stronger, which fueled fears of an interest rate hike by the Federal Reserve Board. When gross domestic product (GDP) growth slowed to a moderate 2.1 percent rate in the third quarter of 1996, bond prices resumed their rise. By late November, the 30-year Treasury bond's yield, which moves in the opposite direction of its price, slipped to 6.35 percent from over 7.00 percent in September.
    The scenario shifted again at the beginning of 1997. Economic growth began to accelerate, reigniting fears of a Fed rate hike, and bond prices resumed their retreat. Despite a temporary reversal in February on signs of moderating inflation, the price decline continued, gaining momentum after the Fed raised short-term interest rates one-quarter percentage point in late March. The rate hike was viewed as the first of many, imposing additional downward pressure on bond prices. First-quarter GDP rose at a 4.9 percent pace, and by mid-April, the yield on the 30-year Treasury bond jumped to 7.17 percent. The market reversed itself once more after signs of a slowing economy re-emerged in May and the Fed refrained from raising rates again. By the end of June, the price of the 30-year Treasury rose as its yield slipped to 6.79 percent.
    Throughout most of the Fund's fiscal year, high yield corporate bonds outperformed Treasury securities and investment-grade corporate bonds. A vigorous economy and continual decline in the number of defaults contributed to their strong performance.


Q     WHAT OTHER FACTORS AFFECTED THE HIGH YIELD MARKET DURING
      THIS TIME?

A The high yield market was highlighted by strongly positive technical dynamics. A large number of new investors entered the market, likely attracted by its positive performance over the past few years. At the same time, record levels of new issuance flooded the market which, under normal conditions, might have depressed the market, but which were absorbed by the unusually high demand. As a result, total return of the high yield market far exceeded that of most fixed-income markets, while lagging the sky-rocketing equity market. Finally, the reporting period was relatively free of any news-making defaults or other negative earnings trends to slow momentum in the market. As a result, investors seemed to gain increasing confidence in this often-volatile market.

    The market experienced a moderate degree of volatility in March of this year, as investors focused their attention on what action the Fed might take. Following the March rate hike, all investment markets backed up, including high yield. The high yield market was also tangentially affected by the fact that a majority of high yield funds currently hold a measurable portion in emerging markets, which reacted negatively to the Fed increase. For a short period of time, the technical aspects of the high yield market moved less positively, and net asset values declined. However, the market subsequently recovered. Overall, the high yield market has become an increasingly resilient market in the past few years.


Q     HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

A In general, we maintained the Fund's relatively defensive posture during the period. In particular, we shifted some of our international holdings out of more volatile areas of the sector, including long-dated "Brady"
bonds and foreign currency-denominated holdings into less volatile holdings, such as higher-quality, short maturity corporate issues. The portfolio's defensive structure allowed the Fund to minimize losses when the market's performance dipped in March.
    The Fund was also impacted by an increasing trend in the retirement of high-coupon bonds. Due to a generally favorable interest rate environment supported by positive corporate lending activity and a stable stock market, a number of companies tendered for their high yield debt, replacing it with alternative sources of financing or lower-coupon high yield bonds. Securities representing approximately 10 percent of our portfolio were retired through tender offers and calls in the month of May alone.
    As a result of this activity, we have been faced with the challenge of prudently deploying assets back to work in the marketplace. At the end of the reporting period, we are operating the Fund with an excess in cash of around 15 percent. With so many new issues in the marketplace, our priority in reinvesting these proceeds is to maintain our fundamental research perspective and keep the Fund defensively invested to prepare for market changes over the short- and long-term. We rely heavily on the investment expertise of our research team of six dedicated high yield analysts.


Q     WHAT WAS THE STRUCTURE OF THE FUND'S PORTFOLIO AT THE END OF ITS FISCAL
      YEAR?

A As of June 30, approximately 31 percent of the Fund's assets were BB-rated, which is the highest quality rating within the noninvestment-grade category, and 59 percent were B-rated. Because both categories of bonds tend to generate higher yields than investment-grade bonds, they usually have performed better than high-quality securities when interest rates rise. The additional income they generate compensates for some of the decline in principal value due to rising rates. At the same time, when economic growth accelerates, prospects for credit upgrades improve, also helping performance.

    Compared to its peers, the Fund maintains a fairly defensive posture, and holds a higher percentage in BB-rated securities. We feel that bonds with a BB rating have a favorable risk-reward ratio over the long run, with less relative volatility and better performance potential in a market downturn. With yield spreads between B- and BB-rated securities narrowing significantly over the past year, we continue to believe this investment posture is appropriate. As our credit research group adds significant value in specific security selection in this sector, however, we will continue to leverage this expertise to seek to enhance yield in the Fund.
    The Fund's remaining assets at the end of the period were primarily investment grade. Approximately 3 percent were rated AAA and comprised of cash-equivalent securities, and 3 percent was BBB-rated, the lowest rating in the investment-grade category. The final 4 percent of assets were non-rated. For additional Fund portfolio highlights, please refer to page five.


Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund posted a total return of 13.60 percent(1) (Class A shares at net asset value) for the 12-month period ended June 30, 1997. By comparison, the Credit Suisse First Boston High Yield Index returned 14.67 for the same period. Keep in mind that this index is a broad-based, unmanaged index that reflects the general performance of a wide range of selected bonds within the public high yield debt market. It does not reflect any commissions, fees, or sales charges that would be paid by an investor purchasing the securities it represents.
    Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the effect of interest rate movements on net asset value. Funds with shorter durations typically have performed better in rising rate environments, while funds with longer durations have tended to do better when interest rates decline. At the end of the Fund's fiscal year, its duration stood at 3.00 years, compared to the 4.45 year average duration of the Credit Suisse First Boston High Yield benchmark. As of June 30, 1997, the Fund's distribution rate stood at 8.41 percent(3) per Class A share. Please refer to the chart on page four for additional Fund performance results.


Q     WHAT IS YOUR OUTLOOK FOR THE MARKET OVER THE COMING MONTHS?

A We continue to see strength in the economy, but do not anticipate the 4.9 percent growth pace of the first quarter to be repeated in subsequent quarters for the remainder of the year. While labor productivity and manufacturing remained strong in the second quarter, retail sales fell, and the unemployment rate, which had slipped below 5.0 percent in April and May, edged up to that level in June.
    We expect growth to accelerate again during the second half of the year due to the economy's strong underlying fundamentals, including consumer confidence, job growth, and moderate inflation. However, it is unlikely that the Federal Reserve Board will take any action through the fourth quarter. Given this outlook, we expect the yield on the 30-year Treasury bond will range between
6.250 and 6.625 percent during the latter part of 1997.

    Continuing strong technical fundamentals should bolster the high yield market as a whole, as demand for high yield bonds remains firm. At the same time, we would point out that, while high yield markets have enjoyed near-record level success over the past few years, the performance of high yield bonds would likely be adversely affected by a change in general economic conditions. Should a shift include slower economic growth or a recession, high yield bonds would be operating in a more challenging environment.
    We continue to position the Fund defensively, applying an "all-weather" perspective to our management of the Fund's duration, credit quality breakdown, and portfolio diversification. We believe that the Fund is well-positioned for the coming months.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Anne K. Lorsung

Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                          U.S.($)
  (000)                    Description                    Coupon      Maturity  Market Value
--------------------------------------------------------------------------------------------
            DOMESTIC CORPORATE BONDS  63.3%
            AEROSPACE & DEFENSE  1.4%
   2,000    Dyncorp, Inc., 144A -- Private Placement
            (a).......................................        9.500%  03/01/07  $  2,020,000
   2,200    Sequa Corp................................        9.625   10/15/99     2,266,000
   1,600    Sequa Corp................................        9.375   12/15/03     1,644,000
                                                                                ------------
                                                                                   5,930,000
                                                                                ------------
            AUTOMOBILE  0.9%
   1,800    Collins and Aikman Products Co............       11.500   04/15/06     2,043,000
   1,600    Exide Corp................................       10.750   12/15/02     1,688,000
                                                                                ------------
                                                                                   3,731,000
                                                                                ------------
            BUILDINGS & REAL ESTATE  1.8%
   3,600    American Standard, Inc....................       10.875   05/15/99     3,834,000
   3,250    Johns Manville International Group,
            Inc.......................................       10.875   12/15/04     3,623,750
                                                                                ------------
                                                                                   7,457,750
                                                                                ------------
            CHEMICALS, PLASTICS & RUBBER  1.6%
   4,258    ISP Holdings, Inc.........................        9.750   02/15/02     4,513,480
   2,300    Pioneer Amers Acquisition Corp., 144A --
            Private Placement (a).....................        9.250   06/15/07     2,277,000
                                                                                ------------
                                                                                   6,790,480
                                                                                ------------
            CONTAINERS, PACKAGING & GLASS  1.5%
   1,550    Owens Illinois, Inc.......................        9.750   08/15/04     1,631,375
   2,100    S.D. Warren Co............................       12.000   12/15/04     2,352,000
   2,400    Sweetheart Cup, Inc.......................        9.625   09/01/00     2,436,000
                                                                                ------------
                                                                                   6,419,375
                                                                                ------------
            DIVERSIFIED/CONGLOMERATE MANUFACTURING 3.7%
   3,300    Aetna Industries, Inc.....................       11.875   10/01/06     3,605,250
   3,500    Communications & Power Industries, Inc....       12.000   08/01/05     3,885,000
   3,000    Newflo Corp...............................       13.250   11/15/02     3,240,000
   4,200    Talley Manufacturing & Technology, Inc....       10.750   10/15/03     4,410,000
     500    Terex Corp................................       13.250   05/15/02       562,500
                                                                                ------------
                                                                                  15,702,750
                                                                                ------------
            ECOLOGICAL  0.6%
   2,000    Envirosource, Inc.........................        9.750   06/15/03     1,960,000
     550    Norcal Waste Systems, Inc. (b)............     0/13.000   11/15/05       621,500
                                                                                ------------
                                                                                   2,581,500
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                          U.S.($)
  (000)                    Description                    Coupon      Maturity  Market Value
--------------------------------------------------------------------------------------------
            ELECTRONICS  3.0%
   5,050    Advanced Micro Devices, Inc...............       11.000%  08/01/03  $  5,605,500
   4,250    Bell & Howell Co. (b).....................     0/11.500   03/01/05     3,400,000
   3,600    Exide Electronics Group, Inc..............       11.500   03/15/06     3,816,000
                                                                                ------------
                                                                                  12,821,500
                                                                                ------------
            ENERGY  4.8%
   2,400    Clark R & M Holdings, Inc.................            *   02/15/00     1,824,000
   3,700    Giant Industries, Inc.....................        9.750   11/15/03     3,811,000
   5,300    Global Marine, Inc. (c)...................       12.750   12/15/99     5,565,000
   4,350    KCS Energy, Inc...........................       11.000   01/15/03     4,708,875
   4,200    Petroleum Heat & Power, Inc...............       12.250   02/01/05     4,410,000
                                                                                ------------
                                                                                  20,318,875
                                                                                ------------
            FINANCE  3.1%
   4,840    American Annuity Group, Inc...............       11.125   02/01/03     5,130,400
   3,300    Americo Life, Inc.........................        9.250   06/01/05     3,374,250
   1,750    Americredit Corp..........................        9.250   02/01/04     1,741,250
   3,000    Contifinancial Corp.......................        8.375   08/15/03     3,075,000
                                                                                ------------
                                                                                  13,320,900
                                                                                ------------
            GROCERY  1.6%
   3,650    Pantry, Inc...............................       12.500   11/15/00     3,768,625
   3,050    Pathmark Stores, Inc......................        9.625   05/01/03     2,950,875
                                                                                ------------
                                                                                   6,719,500
                                                                                ------------
            HEALTHCARE  2.6%
   3,100    Merit Behavioral Care Corp................       11.500   11/15/05     3,441,000
   3,100    Tenet Healthcare Corp.....................       10.125   03/01/05     3,394,500
   2,350    Tenet Healthcare Corp.....................        8.625   12/01/03     2,444,000
   1,650    Urohealth Systems, Inc., 144A -- Private
            Placement (a).............................       12.500   04/01/04     1,617,000
                                                                                ------------
                                                                                  10,896,500
                                                                                ------------
            HOTEL, MOTEL, INNS & GAMING  4.2%
   5,050    Argosy Gaming Co..........................       13.250   06/01/04     4,873,250
   3,075    Coast Hotels & Casinos, Inc...............       13.000   12/15/02     3,436,313
   3,350    Grand Casino, Inc.........................       10.125   12/01/03     3,500,750
   4,200    Trump Atlantic City Associates............       11.250   05/01/06     4,116,000
   1,800    Waterford Gaming..........................       12.750   11/15/03     2,020,500
                                                                                ------------
                                                                                  17,946,813
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                          U.S.($)
  (000)                    Description                    Coupon      Maturity  Market Value
--------------------------------------------------------------------------------------------
            LEISURE/ENTERTAINMENT  2.3%
   2,500    Cobblestone Golf Group, Inc...............       11.500%  06/01/03  $  2,625,000
   5,000    Selmer, Inc...............................       11.000   05/15/05     5,525,000
   1,650    Viacom International, Inc.................       10.250   09/15/01     1,790,250
                                                                                ------------
                                                                                   9,940,250
                                                                                ------------
            MINING, STEEL, IRON & NON-PRECIOUS
            METAL  5.4%
   5,000    Armco, Inc................................       11.375   10/15/99     5,175,000
   3,850    Carbide/Graphite Group, Inc...............       11.500   09/01/03     4,215,750
   1,300    Clark Material Handling...................       10.750   11/15/06     1,368,250
   3,000    Dawson Production Services, Inc...........        9.375   02/01/07     3,060,000
   1,530    Falcon Drilling...........................        9.750   01/15/01     1,587,375
   1,000    Inland Steel Co...........................       12.000   12/01/98     1,067,500
   1,100    Parker Drilling Co........................        9.750   11/15/06     1,157,750
   1,550    Pride Petroleum Services, Inc.............        9.375   05/01/07     1,619,750
   3,400    WCI Steel, Inc............................       10.000   12/01/04     3,527,500
                                                                                ------------
                                                                                  22,778,875
                                                                                ------------
            PERSONAL & NON-DURABLE  2.1%
   2,250    Revlon Consumer Products Corp.............        9.375   04/01/01     2,317,500
     900    Revlon, Inc...............................       10.875   07/15/10       915,750
   5,000    Samsonite Corp............................       11.125   07/15/05     5,650,000
                                                                                ------------
                                                                                   8,883,250
                                                                                ------------
            PRINTING, PUBLISHING & BROADCASTING  4.6%
     900    Cablevision Systems Corp..................        9.875   05/15/06       958,500
   2,600    Cablevision Systems Corp..................       10.500   05/15/16     2,834,000
   1,600    Comcast Corp..............................        9.375   05/15/05     1,684,000
   1,000    Comcast Corp..............................        9.125   10/15/06     1,045,000
     900    Diamond Cable Co., 144A -- Private
            Placement (a) (b).........................     0/10.750   02/15/07       517,500
   2,700    International Cabletel, Inc., Series A
            (b).......................................     0/12.750   04/15/05     2,079,000
   1,000    International Cabletel, Inc., Series B
            (b).......................................     0/11.500   02/01/06       690,000
   1,600    K-III Communications Corp.................       10.250   06/01/04     1,728,000
   4,600    SCI Television, Inc.......................       11.000   06/30/05     4,841,500
     850    Young Broadcasting, Inc...................       10.125   02/15/05       890,375
   2,000    Young Broadcasting, Inc...................       11.750   11/15/04     2,220,000
                                                                                ------------
                                                                                  19,487,875
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                          U.S.($)
  (000)                    Description                    Coupon      Maturity  Market Value
--------------------------------------------------------------------------------------------
            RETAIL  2.9%
   2,000    Cole National Group, Inc..................       11.250%  10/01/01  $  2,195,000
   3,250    Cole National Group, Inc..................        9.875   12/31/06     3,420,625
   1,000    Hosiery Corp. America, Inc................       13.750   08/01/02     1,095,000
   5,100    Waban, Inc................................       11.000   05/15/04     5,750,250
                                                                                ------------
                                                                                  12,460,875
                                                                                ------------
            TELECOMMUNICATIONS  8.9%
   3,150    Capstar Radio Broadcasting, 144A --
            Private Placement (a).....................        9.250   07/01/07     3,047,625
   1,650    Centennial Cellular Corp..................        8.875   11/01/01     1,633,500
   1,800    Centennial Cellular Corp..................       10.125   05/15/05     1,876,500
   1,800    Century Communications Corp...............        8.875   01/15/07     1,764,000
   2,800    Echostar Communications Corp. (b).........     0/12.875   06/01/04     2,352,000
   2,300    EZ Communications, Inc....................        9.750   12/01/05     2,438,000
   1,100    Gray Communications Systems, Inc..........       10.625   10/01/06     1,166,000
   2,700    Intermedia Communications of Florida, Inc.
            (b).......................................     0/12.500   05/15/06     1,890,000
   1,350    Intermedia Communications of Florida,
            Inc.......................................       13.500   06/01/05     1,647,000
   5,000    IXC Communications, Inc...................       12.500   10/01/05     5,712,500
   1,750    Katz Media Corp...........................       10.500   01/15/07     1,723,750
   2,700    Panamsat L.P..............................        9.750   08/01/00     2,835,000
   2,550    Pricellular Wireless Corp. (b)............     0/12.250   10/01/03     2,390,625
   2,550    Pricellular Wireless Corp.................       10.750   11/01/04     1,985,500
   3,000    Teleport Communications Group (b).........     0/11.125   07/01/07     2,167,500
   4,900    Viatel, Inc. (b)..........................     0/15.000   01/15/05     3,307,500
                                                                                ------------
                                                                                  37,937,000
                                                                                ------------
            TEXTILES  2.0%
   4,450    Anvil Knitwear, Inc., 144A -- Private
            Placement (a).............................       10.875   03/15/07     4,505,625
   3,700    Dan River, Inc............................       10.125   12/15/03     3,940,500
                                                                                ------------
                                                                                   8,446,125
                                                                                ------------
            TRANSPORTATION  1.0%
   4,000    U.S. Air, Inc.............................        8.625   09/01/98     4,040,000
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                          U.S.($)
  (000)                    Description                    Coupon      Maturity  Market Value
--------------------------------------------------------------------------------------------
            UTILITIES  3.3%
   3,850    AES Corp. (e).............................       10.250%  07/15/06  $  4,215,750
   2,100    El Paso Electric Co.......................        8.250   02/01/03     2,189,250
   3,200    Midland Funding Corp. II..................       11.750   07/23/05     3,728,000
   3,900    National Energy Group, Inc................       10.750   11/01/06     4,036,500
                                                                                ------------
                                                                                  14,169,500
                                                                                ------------
            TOTAL DOMESTIC CORPORATE BONDS....................................   268,780,693
                                                                                ------------
            FOREIGN BONDS AND DEBT SECURITIES  16.6%
            ARGENTINA  1.3%
   3,000    Banco De Credito Argentino (US$)..........        9.500   04/24/00     3,105,000
   1,000    Credito Argentino SA (US$)................        9.500   04/24/00     1,035,000
   1,000    Republic of Argentina (Var. Rate Cpn.)
            (US$).....................................        6.875   03/31/23       346,875
     500    Republic of Argentina (Var. Rate Cpn.)
            (US$).....................................        5.500   03/31/23       863,750
                                                                                ------------
                                                                                   5,350,625
                                                                                ------------
            AUSTRALIA  0.2%
   1,100    Commonwealth of Australia (AU$)...........       10.000   10/15/02       959,756
                                                                                ------------
            BRAZIL  0.6%
   1,940    Brazil Media Trust (US$)..................        6.546   09/15/07     1,767,386
   1,000    CESP Companhia Energetica (US$)...........        9.125   06/26/07       985,000
                                                                                ------------
                                                                                   2,752,386
                                                                                ------------
            CANADA  4.9%
   3,100    Algoma Steel, Inc. (US$)..................       12.375   07/15/05     3,448,750
   4,750    Doman Industries Ltd. (US$)...............        8.750   03/15/04     4,607,500
   3,000    Fundy Cable Ltd. (US$)....................       11.000   11/15/05     3,262,500
   4,000    Fonorola, Inc. (US$)......................       12.500   08/15/02     4,440,000
   2,500    Rogers Communications, Inc. (US$).........       10.875   04/15/04     2,618,750
   2,300    Trizec Finance (US$)......................       10.875   10/15/05     2,587,500
                                                                                ------------
                                                                                  20,965,000
                                                                                ------------
            COLOMBIA  1.1%
   2,500    Financiera Energetica (US$)...............        9.375   06/15/06     2,675,000
   2,000    Financiera Energetica (US$), 144A -
            Private Placement (a).....................        9.375   06/15/06     2,140,000
                                                                                ------------
                                                                                   4,815,000
                                                                                ------------
            INDONESIA  1.1%
   4,000    Tjiwi Kimia International Finance (US$)...       13.250   08/01/01     4,560,000
                                                                                ------------
            ITALY  0.2%
1,500,000   Federal Republic of Italy (Lira)..........       10.000   08/01/03     1,028,201
                                                                                ------------
            LUXEMBURG  0.9%
   5,150    Millicom International Cellular SA (US$)
            (b).......................................     0/13.500   06/01/06     3,720,875
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                          U.S.($)
  (000)                    Description                    Coupon      Maturity  Market Value
--------------------------------------------------------------------------------------------
            MEXICO  2.2%
   4,000    Grupo Televisa SA, 144A -- Private
            Placement (US$) (a).......................       10.000%  11/09/97  $  4,048,000
   2,000    United Mexican States (US$)...............       11.375   09/15/16     2,247,000
   3,000    Vicap SA, 144A -- Private Placement (US$)
            (a).......................................       10.250   05/15/02     3,078,750
                                                                                ------------
                                                                                   9,373,750
                                                                                ------------
            MOROCCO  0.9%
   4,000    Morocco Trust A Loan (US$) (e)............        6.813   01/01/09     3,650,000
                                                                                ------------
            NETHERLANDS  1.2%
   4,950    Fresh Del Monte Produce NV (US$)..........       10.000   05/01/03     5,098,500
                                                                                ------------
            PHILIPPINES  0.2%
   1,000    Republic of Philippines (US$).............        6.250   12/01/17       878,750
                                                                                ------------
            RUSSIA  1.4%
   3,000    Russia Min Finance (US$)..................        9.250   11/27/01     3,018,750
   3,000    Vneshekonombank Loan Agreement (US$)
            (e).......................................        6.250   01/01/99     2,748,750
                                                                                ------------
                                                                                   5,767,500
                                                                                ------------
            VENEZUELA  0.4%
   2,000    Republic of Venezuela (includes 10,000
            common stock warrants) (US$)..............        6.750   03/31/20     1,575,000
                                                                                ------------
            TOTAL FOREIGN BONDS AND DEBT SECURITIES...........................    70,495,343
                                                                                ------------
            U.S. GOVERNMENT OBLIGATIONS  0.7%
   3,000    U.S. T-Notes..............................        9.000   05/15/98     3,082,710
                                                                                ------------
            EQUITIES  3.0%
  American Telecasting, Inc. (8,370 common stock warrants) (g)................         4,185
  Cablevision Systems Corp. (1 preferred share) (f)...........................           104
  Capital Gaming International, Inc. (5,000 common stock warrants) (g)........             0
  Cobblestone Holdings, Inc. (1,000 common shares) (g)........................        15,000
  El Paso Electric Co. (20,072 preferred shares) (f)..........................     2,258,100
  Exide Electronics Group, Inc. (2,950 common stock warrants) (g).............        73,750
  Fresenius Medical Care Capital Trust (4,000 preferred shares)...............     4,100,000
  Hosiery Corp. of America, Inc. (1,000 common stock warrants) (g)............        75,000
  Intermedia Communications of Florida, Inc. (3,150 common stock warrants)
  (g).........................................................................       126,000
  Panamsat LP Corp. (2,180 preferred shares) (f)..............................     2,662,097
  Supermarkets General Holdings Corp. (28,600 preferred shares) (g)...........       572,000
  Time Warner, Inc. (2,564 preferred shares) (d) (f)..........................     2,833,275
  Urohealth Systems, Inc. (1,650 common stock warrants) (g)...................         8,250
                                                                                ------------
            TOTAL EQUITIES....................................................    12,727,761
                                                                                ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------


                                                                                  U.S.($)
                                                                                Market Value
--------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  83.6%
  (Cost $343,287,367).........................................................  $355,086,507
                                                                                ------------
REPURCHASE AGREEMENT  14.7%
  J.P. Morgan (Collateralized by U.S. T-Note, $50,534,000 par, 8.875% coupon,
  due 02/15/19, dated 06/30/97, to be sold on 07/01/97, at $62,310,210).......    62,300,000
                                                                                ------------
                                                      TOTAL INVESTMENTS  98.3%
  (Cost $405,587,367).........................................................   417,386,507
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%...................................     7,365,126
                                                                                ------------
NET ASSETS  100.0%............................................................  $424,751,633
                                                                                ------------

*Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified buyers.

(b) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open forward transactions.

(d) Securities purchased on a when issued or delayed delivery basis.

(e) Security is a bank loan participation.

(f) Payment-in-kind security.

(g) Non-income producing security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including repurchase agreements of
  $62,300,000 (Cost $405,587,367)...........................    $  417,386,507
Cash........................................................             1,963
Receivables:
  Interest..................................................         7,382,554
  Investments Sold..........................................         3,984,888
  Fund Shares Sold..........................................           692,465
Other.......................................................            27,619
                                                                --------------
      Total Assets..........................................       429,475,996
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         1,877,489
  Income Distributions......................................         1,808,000
  Fund Shares Repurchased...................................           249,208
  Investment Advisory Fee...................................           226,171
  Distributor and Affiliates................................           328,205
Deferred Compensation and Retirement Plans..................            97,854
Accrued Expenses............................................           137,436
                                                                --------------
      Total Liabilities.....................................         4,724,363
                                                                --------------
NET ASSETS..................................................    $  424,751,633
                                                                ==============
NET ASSETS CONSIST OF:
Capital.....................................................    $  511,129,305
Net Unrealized Appreciation.................................        11,798,356
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (1,905,853)
Accumulated Net Realized Loss...............................       (96,270,175)
                                                                --------------
NET ASSETS..................................................    $  424,751,633
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $288,018,283 and 29,228,811 shares of
    beneficial interest issued and outstanding).............    $         9.85
    Maximum sales charge (4.75%* of offering price).........               .49
                                                                --------------
    Maximum offering price to public........................    $        10.34
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $128,655,113 and 13,054,923 shares of
    beneficial interest issued and outstanding).............    $         9.85
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,078,237 and 820,064 shares of
    beneficial interest issued and outstanding).............    $         9.85
                                                                ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $25,337)......    $38,980,796
Dividends...................................................        732,637
Other.......................................................        458,206
                                                                -----------
    Total Income............................................     40,171,639
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      3,011,682
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $666,457, $1,155,132, and $74,596,
  respectively).............................................      1,896,185
Shareholder Services........................................        580,039
Custody.....................................................        137,428
Legal.......................................................         45,820
Trustees Fees and Expenses..................................         43,040
Other.......................................................        303,953
                                                                -----------
    Total Expenses..........................................      6,018,147
    Less Fees Waived and Expenses Reimbursed ($370,483 and
      $5,042, respectively).................................        375,525
                                                                -----------
    Net Expenses............................................      5,642,622
                                                                -----------
NET INVESTMENT INCOME.......................................    $34,529,017
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................    $ 9,413,805
    Forward Currency Contracts..............................          2,754
    Foreign Currency Transactions...........................        308,614
                                                                -----------
Net Realized Gain...........................................      9,725,173
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      5,542,049
                                                                -----------
  End of the Period:
    Investments.............................................     11,799,140
    Foreign Currency Translation............................           (784)
                                                                -----------
                                                                 11,798,356
                                                                -----------
Net Unrealized Appreciation During the Period...............      6,256,307
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $15,981,480
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $50,510,497
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1997 and 1996
--------------------------------------------------------------------------------

                                                              Year Ended       Year Ended
                                                             June 30, 1997    June 30, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................     $ 34,529,017     $ 31,296,259
Net Realized Gain........................................        9,725,173        5,994,371
Net Unrealized Appreciation/Depreciation During the
  Period.................................................        6,256,307         (896,955)
                                                              ------------     ------------
Change in Net Assets from Operations.....................       50,510,497       36,393,675
                                                              ------------     ------------
Distributions from Net Investment Income.................      (34,529,017)     (31,296,259)
Distributions in Excess of Net Investment Income.........         (412,288)        (186,982)
                                                              ------------     ------------
  Distributions from and in Excess of Net Investment
    Income*..............................................      (34,941,305)     (31,483,241)
Return of Capital Distribution*..........................         (612,243)      (1,853,192)
                                                              ------------     ------------
  Total Distributions....................................      (35,553,548)     (33,336,433)
                                                              ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       14,956,949        3,057,242
                                                              ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................................      151,222,275      130,645,161
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...........................................       13,768,097       12,295,000
Cost of Shares Repurchased...............................     (130,375,583)     (81,944,626)
                                                              ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......       34,614,789       60,995,535
                                                              ------------     ------------
TOTAL INCREASE IN NET ASSETS.............................       49,571,738       64,052,777
NET ASSETS:
Beginning of the Period..................................      375,179,895      311,127,118
                                                              ------------     ------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $1,905,853 and
  $1,835,750, respectively)..............................     $424,751,633     $375,179,895
                                                              ============     ============

                                            Year Ended       Year Ended
        *Distributions by Class            June 30, 1997    June 30, 1996
-------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income (Note 1):
  Class A Shares.......................     $(24,888,535)    $(24,518,181)
  Class B Shares.......................       (9,438,468)      (6,539,545)
  Class C Shares.......................         (614,302)        (425,515)
                                            ------------     ------------
                                            $(34,941,305)    $(31,483,241)
                                            ============     ============
Return of Capital Distribution (Note
  1):
  Class A Shares.......................    $    (430,710)   $  (1,394,959)
  Class B Shares.......................         (170,818)        (427,086)
  Class C Shares.......................          (10,715)         (31,147)
                                           -------------    -------------
                                           $    (612,243)   $  (1,853,192)
                                           =============    =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                       Year Ended June 30
                                       --------------------------------------------------
           Class A Shares               1997       1996      1995       1994       1993
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................  $ 9.493    $ 9.398   $ 9.643    $10.380    $ 9.896
                                       -------   --------   -------   --------   --------
  Net Investment Income..............     .857       .878      .844       .908      1.118
  Net Realized and Unrealized
    Gain/Loss........................     .384       .147     (.099)     (.595)      .566
                                       -------   --------   -------   --------   --------
Total from Investment Operations.....    1.241      1.025      .745       .313      1.684
                                       -------   --------   -------   --------   --------
Less:
  Distributions from and in Excess of
    Net Investment Income............     .865       .880      .815       .950      1.129
  Return of Capital Distribution.....     .015       .050      .175       .100       .071
                                       -------   --------   -------   --------   --------
Total Distributions..................     .880       .930      .990      1.050      1.200
                                       -------   --------   -------   --------   --------
Net Asset Value, End of the Period...  $ 9.854    $ 9.493   $ 9.398    $ 9.643    $10.380
                                       =======   ========   =======   ========   ========
Total Return* (a)....................   13.60%     11.26%     8.50%      2.92%     18.08%
Net Assets at End of the Period (In
  millions)..........................  $ 288.0    $ 271.1   $ 253.3    $ 260.7    $ 251.5
Ratio of Expenses to Average Net
  Assets *...........................    1.17%      1.31%     1.31%      1.32%      1.20%
Ratio of Net Investment Income to
  Average Net Assets *...............    8.83%      9.16%     9.13%      8.85%     11.13%
Portfolio Turnover...................     125%       102%      152%       203%       198%
*If certain expenses had not been waived or reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................    1.26%      1.31%       N/A        N/A        N/A
Ratio of Net Investment Income to
  Average Net Assets.................    8.73%      9.15%       N/A        N/A        N/A

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                               May 17, 1993
                                             Year Ended June 30,               (Commencement
                                    -------------------------------------   of Distribution) to
          Class B Shares             1997      1996      1995      1994      June 30, 1993(a)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................  $ 9.497   $ 9.398   $ 9.638   $10.382         $10.190
                                    -------   -------   -------   -------         -------
  Net Investment Income...........     .777      .797      .788      .889            .117
  Net Realized and Unrealized
    Gain/Loss.....................     .389      .160     (.115)    (.665)           .217
                                    -------   -------   -------   -------         -------
Total from Investment
  Operations......................    1.166      .957      .673      .224            .334
                                    -------   -------   -------   -------         -------
Less:
  Distributions from and in Excess
    of Net Investment Income......     .794      .812      .751      .877            .128
  Return of Capital
    Distribution..................     .014      .046      .162      .091            .014
                                    -------   -------   -------   -------         -------
Total Distributions...............     .808      .858      .913      .968            .142
                                    -------   -------   -------   -------         -------
Net Asset Value, End of the
  Period..........................  $ 9.855   $ 9.497   $ 9.398   $ 9.638         $10.382
                                    =======   =======   =======   =======         =======
Total Return* (b).................   12.64%    10.55%     7.61%     2.11%           3.27%**
Net Assets at End of the Period
  (In millions)...................  $ 128.7   $  97.1   $  55.9   $  33.2         $   2.7
Ratio of Expenses to Average Net
  Assets*.........................    1.93%     2.07%     2.04%     2.13%           2.06%
Ratio of Net Investment Income to
  Average Net Assets*.............    8.03%     8.39%     8.35%     7.94%           7.17%
Portfolio Turnover................     125%      102%      152%      203%            198%**
*If certain expenses had not been waived or reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................    2.02%     2.07%       N/A       N/A             N/A
Ratio of Net Investment Income to
  Average Net Assets..............    7.94%     8.38%       N/A       N/A             N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                           August 13, 1993
                                              Year Ended June 30,          (Commencement of
                                       ---------------------------------   Distribution) to
           Class C Shares               1997         1996         1995     June 30, 1994(a)
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period.............................  $ 9.495      $ 9.396      $ 9.643       $10.340
                                       -------      -------      -------       -------
  Net Investment Income..............     .780         .828         .745          .761
  Net Realized and Unrealized
    Gain/Loss........................     .384         .129        (.079)        (.605)
                                       -------      -------      -------       -------
Total from Investment Operations.....    1.164         .957         .666          .156
                                       -------      -------      -------       -------
Less:
  Distributions from and in Excess of
    Net Investment Income............     .794         .812         .751          .763
  Return of Capital Distribution.....     .014         .046         .162          .090
                                       -------      -------      -------       -------
Total Distributions..................     .808         .858         .913          .853
                                       -------      -------      -------       -------
Net Asset Value, End of Period.......  $ 9.851      $ 9.495      $ 9.396       $ 9.643
                                       =======      =======      =======       =======
Total Return* (b)....................   12.65%       10.55%        7.61%         1.37%**
Net Assets at End of Period
  (In millions)......................  $   8.1      $   7.0      $   2.0       $   2.2
Ratio of Expenses to Average Net
  Assets*............................    1.93%        2.06%        2.12%         2.14%
Ratio of Net Investment Income to
  Average Net Assets*................    8.08%        8.38%        8.13%         7.91%
Portfolio Turnover...................     125%         102%         152%          203%**
*If certain expenses had not been waived or reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................    2.03%        2.07%          N/A           N/A
Ratio of Net Investment Income to
  Average Net Assets.................    7.99%        8.38%          N/A           N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital High Yield Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income through investment in medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account

                                 June 30, 1997
--------------------------------------------------------------------------------

along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Bond discount is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $96,270,175, which will expire between June 30, 1998 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At June 30, 1997, for federal income tax purposes, the cost of long- and short-term investments is $405,587,367; the aggregate gross unrealized appreciation is $13,177,770 and the aggregate gross unrealized depreciation is $1,379,414, resulting in net unrealized appreciation of $11,798,356.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes. Permanent book and tax basis differences relating to net realized currency gains totaling $311,368 were reclassified from accumulated net realized gain/loss on investments to accumulated undistributed net investment income.

                                 June 30, 1997
--------------------------------------------------------------------------------

    Additional permanent differences relating to the recognition of expenses which are not deductible for tax purposes, totaling $30,817 were reclassified from accumulated distributions in excess of net investment income to capital.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. BANK LOAN PARTICIPATIONS--The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                 AVERAGE NET ASSETS                        % PER ANNUM
--------------------------------------------------------------------------
First $500 million..................................             .75 of 1%
Over $500 million...................................             .65 of 1%

    For the year ended June 30, 1997, the Adviser waived a portion of its advisory fee. This waiver is voluntary and may be discontinued at any time. Additionally during the period, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $33,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $52,300 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates'

                                 June 30, 1997
--------------------------------------------------------------------------------

(collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $431,600, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Additionally, for the year ended June 30, 1997, the Fund reimbursed VKAC approximately $30,817 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At June 30, 1997, capital aggregated $378,296,283,

                                 June 30, 1997
--------------------------------------------------------------------------------

$124,965,107 and $7,867,915 for Class A, B and C shares, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................      9,665,241    $  93,909,024
  Class B..................................      5,509,891       53,363,176
  Class C..................................        406,766        3,950,075
                                               -----------    -------------
Total Sales................................     15,581,898    $ 151,222,275
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      1,014,981    $   9,862,811
  Class B..................................        369,698        3,593,610
  Class C..................................         32,085          311,676
                                               -----------    -------------
Total Dividend Reinvestment................      1,416,764    $  13,768,097
                                               ===========    =============
Repurchases:
  Class A..................................    (10,008,711)   $ (97,324,996)
  Class B..................................     (3,049,089)     (29,617,644)
  Class C..................................       (353,416)      (3,432,943)
                                               -----------    -------------
Total Repurchases..........................    (13,411,216)   $(130,375,583)
                                               ===========    =============

                                 June 30, 1997
--------------------------------------------------------------------------------

    At June 30, 1996, capital aggregated $372,301,052, $97,806,116 and
$7,050,408 for Class A, B and C shares, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................     7,294,414    $ 69,532,238
  Class B...................................     5,691,156      54,286,076
  Class C...................................       717,313       6,826,847
                                                ----------    ------------
Total Sales.................................    13,702,883    $130,645,161
                                                ==========    ============
Dividend Reinvestment:
  Class A...................................     1,003,726    $  9,564,922
  Class B...................................       265,511       2,531,980
  Class C...................................        20,771         198,098
                                                ----------    ------------
Total Dividend Reinvestment.................     1,290,008    $ 12,295,000
                                                ==========    ============
Repurchases:
  Class A...................................    (6,692,159)   $(63,898,755)
  Class B...................................    (1,675,635)    (15,998,857)
  Class C...................................      (215,382)     (2,047,014)
                                                ----------    ------------
Total Repurchases...........................    (8,583,176)   $(81,944,626)
                                                ==========    ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B         CLASS C
---------------------------------------------------------------------------
First............................................     4.00%           1.00%
Second...........................................     3.75%            None
Third............................................     3.50%            None
Fourth...........................................     2.50%            None
Fifth............................................     1.50%            None
Sixth............................................     1.00%            None
Seventh and Thereafter...........................      None            None

                                 June 30, 1997
--------------------------------------------------------------------------------

    For the year ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $92,626 and CDSC on redeemed shares of approximately $287,213. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $450,557,499 and $445,872,249, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly.

    During the year ended June 30, 1997, the Fund entered into forward currency contracts, a type of derivative. These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forward currency contracts.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1997, are payments to VKAC of approximately $930,700.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital High Yield Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital High Yield Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 11, 1997

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
JEROME L. ROBINSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents



INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997. All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 26,539,747 shares voted for the proposal, 436,460 shares voted against and 1,143,893 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 27,602,104 shares voted in his favor and 517,995 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 27,594,845 shares voted in his favor and 525,254 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 27,596,849 shares voted in her favor and 523,250 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 27,596,611 shares voted in his favor and 523,489 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 27,602,973 shares voted in his favor and 517,126 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund 27,604,901 shares voted in his favor and 515,198 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 27,579,818 shares voted in his favor and 540,281 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 27,574,275 shares voted in his favor and 575,724 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 27,576,425 shares voted in his favor and 543,674 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 27,596,192 shares voted in his favor and 523,908 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 26,953,764 shares voted for the proposal, 214,482 shares voted against and 951,854 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio Highlights.............................   5
Performance in Perspective.......................   6
Portfolio Management Review......................   7
Portfolio of Investments.........................  10
Statement of Assets and Liabilities..............  11
Statement of Operations..........................  12
Statement of Changes in Net Assets...............  13
Financial Highlights.............................  14
Notes to Financial Statements....................  17
Report of Independent Accountants................  26

STGI  ANR 8/97

                             LETTER TO SHAREHOLDERS




August 4, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. Earlier this year, Morgan
Stanley Group Inc. and Dean Witter,                      [PHOTO]
Discover & Co. agreed to merge. The
merger was completed on May 31,
creating the combined company of
Morgan Stanley, Dean Witter, Discover & Co. DENNIS J. MCDONNELL AND DON G.POWELL Additionally, we are very pleased to announce that Philip N.
Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley funds, with their emphasis on global markets, can be valuable tools to accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Despite the robust rate of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. Continued moderation in the cost of employee benefit packages offset mild upward pressure on wages that resulted from the country's low unemployment rate.

                                                           Continued on page two

    In March, the inflationary implications of a tight labor market led the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years.
    In Europe, economic activity was restrained by generally restrictive monetary and fiscal policies as countries reduced inflation and budget deficits to ensure eligibility for European Monetary Union in 1999. In Japan, the central bank held to its highly stimulative monetary policy to help revive that country's ailing financial sector. Low Japanese interest rates contributed to a steep fall in the value of the yen, which consequently helped the country's huge export sector return to profitability.

MARKET OVERVIEW

    The strong U.S. economy and tight labor market combined to put mild upward pressure on domestic bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year. High yield corporate bonds were the best-performing sector of the U.S. fixed-income market, as the healthy economic environment increased investor confidence in the creditworthiness of lower-rated debt.
    Interest rates fell across most global fixed-income markets, but a strong rally in the value of the U.S. dollar offset the resulting appreciation in bond prices. During the past six months, the Salomon Brothers Non-U.S. Government Bond Index gained 3.56 percent in local currency terms, but lost 3.13 percent after conversion to U.S. dollars.
    Most global equity markets posted solid gains during the first half of 1997. The Dow Jones World Stock Index advanced 13.53 percent in dollar terms during the period. Stocks in the United States were bolstered by exceptionally strong growth in corporate profits and by the low-inflation environment, which allowed price-earnings multiples to remain high. European markets, especially those in Switzerland, Spain, and the Netherlands, also advanced as falling interest rates made stocks more attractive. In Asia, equity prices were generally subdued, reflecting a region-wide slowdown in economic growth rates and global overcapacity for electronic exports. Stocks in South Korea and Japan, however, did rebound modestly from previous declines.

OUTLOOK

    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional round of monetary tightening by the Federal Reserve remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.

                                                         Continued on page three

    Also, we believe that global economic activity will increase, putting mild downward pressure on bond prices. In Japan, short-term interest rates should rise from the historically low levels of recent years as the economic recovery builds momentum. We anticipate that the dollar has peaked against the yen, although a significant reversal of the dollar's recent gains are unlikely.
    European economies should benefit from an end to fiscal tightening, allowing for modestly higher growth rates throughout the region. Monetary policy is already relatively easy in core European countries such as Germany and France, and short-term rates could rise in those markets as growth accelerates. In that environment, we expect some European bond markets to move moderately lower.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND


                                           A SHARES   B SHARES   C SHARES


TOTAL RETURNS
One-year total return based on NAV(1)....     6.09%      5.29%      5.29%
One-year total return(2).................     2.59%      2.31%      4.30%
Five-year average annual total
  return(2)..............................     2.21%      2.10%        N/A
Life-of-Fund average annual total
  return(2)..............................     3.99%      3.49%      1.57%
Commencement date........................  09/28/90   07/22/91   08/13/93

DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................     6.31%      5.75%      5.75%
SEC Yield(4).............................     4.65%      4.05%      4.05%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 4.64%, 4.04% and 4.04% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund's net asset value will fluctuate as a result of changes in foreign exchange rates and fluctuations in market interest rates. Foreign investments involve the risks of future foreign political and economic developments and securities of many foreign companies are less liquid and their prices more volatile than domestic companies.

Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

 HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS

                                      AS OF                    AS OF
                                  JUNE 30, 1997         DECEMBER 31, 1996(1)
U.S. Treasury Notes...........        64.7%    ........        59.5%
New Zealand Government........        15.4%    ........        22.2%
Vermilion International Trust
  BTPS........................         9.9%   .........         8.5%
Kingdom of Spain..............         4.5%   .........         3.9%
Repurchase Agreements.........         3.9%   .........         5.9%
World Bank -- European Bank
  for Reconstruction &
  Development.................         1.6%   .........         N/A

N/A = Not Applicable

ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS



AS OF DECEMBER 31, 1996 (1)                                         AS OF JUNE 30, 1997
U.S. Government Bonds ...............  59.5%                        U.S. Government Bonds ..............  64.7%
Foreign Investment Grade Bonds ......  34.6%      [PIE CHART]       Foreign Investment Grade Bonds .....  31.4%      [PIE CHART]
Other ...............................   5.9%                        Other ..............................   3.9%

(1) Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the J.P. Morgan 3-Month U.S. LIBOR Return Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

       GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
       Van Kampen American Capital Short-Term Global Income Fund vs. J.P. Morgan 3-Month U.S. LIBOR Return Index
       (September 28, 1990 through June 30, 1997)

                                    [GRAPH]

                   VKAC                 J.P. Morgan
Value at       Short-Term Global     3-Month U.S. LIBOR
June 30,         Income Fund           Return Index
 1990              9,671                  10,000
 1991             10,152                  10,595.9
 1992             11,304                  11,190.4
 1993             11,627                  11,609.8
 1994             11,207                  12,039.6
 1995             11,284                  12,765.6
 1996             12,278                  13,523.9
 1997             13,026                  14,327.9


--------------------------------
Fund's Total Return
1 Year Avg. Annual     =  2.59%
5 Year Avg. Annual     =  2.21%
Inception Avg. Annual  =  3.99%
--------------------------------


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Short-Term Global Income Fund about the key events and economic forces that shaped the markets during the past twelve months. The team is led by Thomas J. Slefinger, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended June 30, 1997.


Q WHAT WERE THE MOST SIGNIFICANT DEVELOPMENTS DRIVING THE PERFORMANCE OF GLOBAL MARKETS DURING THE PERIOD?

A As far as the Fund is concerned, the most important factors were the solidity of the U.S. bond market, the move toward monetary union in
European markets, and the strength of the U.S. dollar.
    In general, yields have declined over the past 12 months in virtually all the major markets--Spain and the United Kingdom being the exceptions--with most of the decline occurring in the first half of the fiscal year and coinciding with the sell-off in the United States. Because the U.S. market tends to lead the way in many respects, the negative reaction triggered by our strong gross domestic product (GDP) growth numbers in the first quarter was felt around the world. Similarly, the U.S. market's more positive tone of late has been evident in other markets as well.
    As the European countries make progress toward monetary union (a single European currency), most have been forced to implement austere fiscal and monetary policies in order to comply with the requirements spelled out by the Maastricht Treaty. They have had to raise taxes and cut spending in order to bring debt levels down toward the accepted target of 3 percent of GDP. The result has been sluggish growth, disinflation, low interest rates, and high unemployment. The countries with higher-yielding markets have benefited as their currencies strengthened versus the core markets over the period.
    The Japanese economy continues to be anemic, as reflected in their extremely low interest rates (the yield on their two-year government bond is less than one percent). Looking forward, a slight weakening in the yen could help stimulate exports, which would provide some sorely needed economic growth.


Q   HOW WAS THE FUND POSITIONED WITHIN THESE MARKETS?

A The Fund's relative performance during the past few quarters has been lifted by our currency views and how we've chosen to deal with fluctuations in currency exchange rates. We had expected the U.S. dollar to strengthen quite significantly versus core European currencies and the Japanese yen in early 1997. That was indeed the case, as the dollar rose by 8.1 percent against the deutsche mark and by 6.5 percent against the yen during the first quarter of the year. In fact, while the U.S. market has not been the best performer on a nominal basis, its returns on a dollar-adjusted basis have been very strong. The portfolio has been well positioned to take advantage of these conditions.

Through most of the reporting period, the portfolio was skewed in favor of the U.S. market, at the expense of Japan and Europe. For additional Fund portfolio highlights, please refer to page five.

Q   HAS THE FUND PERFORMED TO YOUR EXPECTATIONS DURING THE PAST FISCAL YEAR?

A We feel the Fund did quite well on both an absolute and risk-adjusted basis. It outperformed the J.P. Morgan Short-Term Global Index for the 12-month period ended June 30, 1997, by approximately 422 basis points--and did so with roughly 52 percent less volatility. This unmanaged index tracks the major bond markets of the world with maturities of three years or less. In addition, the J.P. Morgan 3-Month U.S. LIBOR Return Index generated a one-year total return of 5.94 percent. This is an unmanaged index that tracks the London Interbank Offered Rate, a key short-term interest rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These indices do not reflect any commissions or fees that would be paid by an investor if an interest in the indices could be purchased.
    The Fund's total return for the 12-month reporting period was 6.09 percent(1) (Class A shares at net asset value), and its distribution rate as of June 30, 1997, was 6.31 percent(3) (based on a monthly dividend of $.0410 per share and a maximum public offering price of $7.80 per share). Please refer to the chart on page four for additional Fund performance results.


Q   WHAT PORTFOLIO CHANGES DO YOU ANTICIPATE OVER THE NEXT SIX MONTHS?

A The most significant changes will come about as a result of some key revisions to the Fund's investment policies. While the Fund's performance record has been consistently sound, we feel that these steps will provide even greater flexibility and opportunities to further enhance returns, while providing greater diversification to our shareholders.
    Currently, the Fund is limited to a weighted average maturity of three years. The new policy will allow the Fund to invest in securities with longer maturities, as long as the portfolio's weighted average duration (a measure of its sensitivity to changes in interest rates) does not exceed three years. We believe this move will improve the Fund's capacity to provide income to the shareholder.
    Secondly, the Fund's prospectus will now permit investment in non-investment grade and investment-grade emerging market debt instruments and currencies, though limited to no more than 20 percent of the Fund's total portfolio market value. In our opinion, this change will allow for additional investment opportunities and expand the Fund's income-earning potential.
    Of course, we will continue to seek to provide investors with a higher yield than that which is available from short-term U.S. securities, with less volatility than a long-term global fixed-income fund.

Q   WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE MONTHS AHEAD?

A Economic activity in Europe and Japan is likely to pick up, though the U.S. economy seems to be ready to take a breather. Still, Fed policy probably won't change markedly, so rates should stay within a relatively narrow trading range. Also, interest rates on short-term U.S. securities are among the highest among all the developed markets, so we will continue to over weight the U.S. market in the near term.
    As we move into the second half of the year, European economies should begin to benefit from an easing of the tight fiscal policies that have dampened growth. Consequently, as economic growth accelerates, we could see an increase in short-term interest rates in these markets. The likely outcome is that European bond markets will underperform, making the U.S. market an attractive alternative.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments



[SIG]
Thomas J. Slefinger

Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

    Par
  Amount
 in Local
 Currency                                                             Maturity     U.S. $
   (000)                      Description                   Coupon      Date    Market Value
--------------------------------------------------------------------------------------------
              FIXED INCOME SECURITIES
              ITALY  9.7%  LIRA
              Government/Agency
 15,000,000   Vermilion International Trust-BTPS 144A
              (b).........................................   9.160%   12/01/97  $ 8,866,713
                                                                                -----------
              NEW ZEALAND  16.6% NZ$
              Corporate
      2,100   World Bank-European Bank for Recon & Dev....   7.350    04/21/98    1,428,385
              Government/Agency
      5,500   New Zealand Government......................   8.000    02/15/01    3,885,310
     15,000   New Zealand T-Bill..........................    *       12/17/97    9,876,863
                                                                                -----------
                                                                                 15,190,558
                                                                                -----------
              SPAIN  4.4% PESETA
              Government/Agency
    600,000   Kingdom of Spain............................   7.300    07/30/97    4,075,777
                                                                                -----------
              UNITED STATES  63.2% US$
              Government/Agency
     20,000   U.S. Treasury Notes (a).....................   5.000    01/31/98   19,932,400
     18,500   U.S. Treasury Notes.........................   6.250    01/31/02   18,404,170
      9,000   U.S. Treasury Notes.........................   6.375    05/15/00    9,035,820
      7,500   U.S. Treasury Notes.........................   6.500    05/31/02    7,530,975
      3,000   U.S. Treasury Notes.........................   6.625    05/15/07    3,026,790
                                                                                -----------
                                                                                 57,930,155
                                                                                -----------
REPURCHASE AGREEMENTS  3.8%
  State Street Bank (Collateralized by U.S. Treasury Bonds,
  $3,065,000 par, 8.125% coupon, due 08/15/19
  dated 06/30/97, to be sold on 07/01/97 at $3,525,514).......................    3,525,000
                                                                                -----------
TOTAL INVESTMENTS  97.7%
  (Cost $91,162,423)..........................................................   89,588,203
OTHER ASSETS IN EXCESS OF LIABILITIES  2.3%...................................    2,143,988
                                                                                -----------
NET ASSETS  100.0%............................................................  $91,732,191
                                                                                ===========

 * Zero coupon bond

(a) Assets segregated as collateral for open option and forward swap transactions and forward currency contracts.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

   The following table summarizes the portfolio composition at June 30, 1997, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's as a percentage of Total Investments.

U.S. Government Obligations.......    64.7%
Repurchase Agreement..............     3.9
AAA...............................    26.9
AA................................     4.5
                                     -----
                                     100.0%
                                     =====

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $91,162,423)........................  $ 89,588,203
Cash........................................................     1,191,632
Receivables:
  Interest..................................................     1,510,906
  Forward Currency Contracts and Swap Transactions..........       290,939
  Fund Shares Sold..........................................        31,202
Options at Market Value (Net premiums paid of $27,698)......        10,321
Other.......................................................         2,116
                                                              ------------
      Total Assets..........................................    92,625,319
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       193,244
  Fund Shares Repurchased...................................       168,219
  Distributor and Affiliates................................       130,688
  Investment Advisory Fee...................................        41,905
  Investments Purchased.....................................        27,698
Accrued Expenses............................................       237,391
Deferred Compensation and Retirement Plans..................        93,983
                                                              ------------
      Total Liabilities.....................................       893,128
                                                              ------------
NET ASSETS..................................................  $ 91,732,191
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $157,883,314
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (455,277)
Net Unrealized Depreciation.................................    (1,420,976)
Accumulated Net Realized Loss...............................   (64,274,870)
                                                              ------------
NET ASSETS..................................................  $ 91,732,191
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $39,459,886 and 5,226,968 shares of
    beneficial interest issued and outstanding).............  $       7.55
    Maximum sales charge (3.25%* of offering price).........           .25
                                                              ------------
    Maximum offering price to public........................  $       7.80
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $52,093,077 and 6,903,293 shares of
    beneficial interest issued and outstanding).............  $       7.55
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $179,228 and 23,754 shares of beneficial
    interest issued and outstanding)........................  $       7.55
                                                              ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 7,357,023
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $110,695, $656,458 and $2,014,
  respectively).............................................      769,167
Investment Advisory Fee.....................................      605,689
Shareholder Services........................................      270,802
Custody.....................................................       83,353
Trustees Fees and Expenses..................................       38,650
Legal.......................................................       27,375
Interest....................................................       16,565
Other.......................................................      188,145
                                                              -----------
    Total Expenses..........................................    1,999,746
    Less: Expenses Reimbursed...............................       31,744
       Earnings Credits on Cash Balances....................       31,203
                                                              -----------
    Net Expenses............................................    1,936,799
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,420,224
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................  $   461,188
    Options.................................................     (217,549)
    Forwards................................................      856,727
    Foreign Currency Transactions...........................      625,624
                                                              -----------
Net Realized Gain...........................................    1,725,990
                                                              -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (284,565)
                                                              -----------
End of the Period:
    Investments.............................................   (1,574,220)
    Options.................................................      (17,377)
    Forwards................................................      206,921
    Forward Swaps...........................................       (9,061)
    Foreign Currency Translation............................      (27,239)
                                                              -----------
                                                               (1,420,976)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,136,411)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   589,579
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,009,803
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1997 and 1996
--------------------------------------------------------------------------------

                                                               Year Ended      Year Ended
                                                              June 30, 1997   June 30, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................  $  5,420,224    $  9,665,816
Net Realized Gain/Loss......................................     1,725,990     (16,200,811)
Net Unrealized Appreciation/Depreciation During the
  Period....................................................    (1,136,411)     20,009,929
                                                              ------------    ------------
Change in Net Assets from Operations........................     6,009,803      13,474,934
                                                              ------------    ------------
Distributions from Net Investment Income....................    (5,420,224)            -0-
Distributions in Excess of Net Investment Income............    (1,573,147)            -0-
                                                              ------------    ------------
Distributions from and in Excess of Net Investment
  Income*...................................................    (6,993,371)            -0-
Return of Capital Distribution..............................       (91,680)    (11,609,288)
                                                              ------------    ------------
Total Distributions*........................................    (7,085,051)    (11,609,288)
                                                              ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (1,075,248)      1,865,646
                                                              ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     3,720,807       2,427,135
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     4,048,955       6,370,708
Cost of Shares Repurchased..................................   (46,302,530)    (79,947,106)
                                                              ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........   (38,532,768)    (71,149,263)
                                                              ------------    ------------
TOTAL DECREASE IN NET ASSETS................................   (39,608,016)    (69,283,617)
NET ASSETS:
Beginning of the Period.....................................   131,340,207     200,623,824
                                                              ------------    ------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $455,277 and $358,000,
  respectively).............................................  $ 91,732,191    $131,340,207
                                                              ============    ============

                                             Year Ended       Year Ended
*Distributions by Class                   June 30, 1997    June 30, 1996
------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares......................     $(3,003,963)    $        -0-
  Class B Shares......................      (3,977,304)             -0-
  Class C Shares......................         (12,104)             -0-
                                           -----------      -----------
                                           $(6,993,371)    $        -0-
                                           ===========     ============
Return of Capital Distribution:
  Class A Shares......................     $   (40,726)    $ (4,481,275)
  Class B Shares......................         (50,795)      (7,116,453)
  Class C Shares......................            (159)         (11,560)
                                           ===========     ============
                                           $   (91,680)    $(11,609,288)
                                           ===========     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                             Year Ended June 30,
                                                 -------------------------------------------
                Class A Shares                   1997     1996     1995     1994      1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $7.62    $7.56    $8.15     $9.11     $9.65
                                                 -----    -----    -----     -----     -----
Net Investment Income..........................    .42      .49      .50       .59       .71
Net Realized and Unrealized Gain/Loss..........    .03      .16     (.45)     (.89)     (.46)
                                                 -----    -----    -----     -----     -----
Total from Investment Operations...............    .45      .65      .05      (.30)      .25
                                                 -----    -----    -----     -----     -----
Less:
  Distributions from and in Excess of Net
    Investment Income..........................    .51      -0-      .37       .35       .79
  Return of Capital Distribution...............    .01      .59      .27       .31       -0-
                                                 -----    -----    -----     -----     -----
Total Distributions............................    .52      .59      .64       .66       .79
                                                 -----    -----    -----     -----     -----
Net Asset Value, End of the Period.............  $7.55    $7.62    $7.56     $8.15     $9.11
                                                 =====    =====    =====     =====     =====
Total Return* (a)..............................  6.09%    8.81%     .69%    (3.61%)    2.86%
Net Assets at End of the Period (In
  millions)....................................  $39.5    $50.1    $72.5    $147.7    $205.9
Ratio of Expenses to Average Net Assets* (b)...  1.33%    1.31%    1.14%     1.13%     1.14%
Ratio of Net Investment Income to Average
  Net Assets*..................................  5.37%    6.54%    7.20%     6.64%     7.87%
Portfolio Turnover.............................   378%     225%     204%      259%      141%

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (b)....  1.36%    1.34%      N/A       N/A       N/A
Ratio of Net Investment Income to Average
  Net Assets...................................  5.34%    6.51%      N/A       N/A       N/A

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                               Year Ended June 30,
                                                  ----------------------------------------------
                 Class B Shares                   1997(a)    1996      1995      1994      1993
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........    $7.62    $7.56     $8.15     $9.10     $9.65
                                                    -----    -----     -----     -----     -----
Net Investment Income...........................      .35      .39       .41       .54       .67
Net Realized and Unrealized Gain/Loss...........      .04      .20      (.42)     (.90)     (.49)
                                                    -----    -----     -----     -----     -----
Total from Investment Operations................      .39      .59      (.01)     (.36)      .18
                                                    -----    -----     -----     -----     -----
Less:
  Distributions from and in Excess of Net
    Investment Income...........................      .45      -0-       .34       .32       .73
  Return of Capital Distribution................      .01      .53       .24       .27       -0-
                                                    -----    -----     -----     -----     -----
Total Distributions.............................      .46      .53       .58       .59       .73
                                                    -----    -----     -----     -----     -----
Net Asset Value, End of the Period..............    $7.55    $7.62     $7.56     $8.15     $9.10
                                                    =====    =====     =====     =====     =====
Total Return* (b)...............................    5.29%    8.02%     (.14%)   (4.22%)    2.02%
Net Assets at End of the Period (In millions)...    $52.1    $81.1    $127.9    $271.8    $393.1
Ratio of Expenses to Average Net Assets* (c)....    2.09%    2.09%     1.96%     1.85%     1.85%
Ratio of Net Investment Income to Average
  Net Assets*...................................    4.62%    5.79%     6.42%     5.91%     7.20%
Portfolio Turnover..............................     378%     225%      204%      259%      141%

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c).....    2.12%    2.12%       N/A       N/A       N/A
Ratio of Net Investment Income to Average
  Net Assets....................................    4.59%    5.76%       N/A       N/A       N/A

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                             August 13, 1993
                                             Year Ended June 30,            (Commencement of
                                      ---------------------------------     Distribution) to
           Class C Shares             1997(a)        1996         1995         June 30, 1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................    $7.62        $7.56        $8.16                $9.24
                                        -----        -----        -----                -----
Net Investment Income...............      .35          .45          .50                  .49
Net Realized and Unrealized
  Gain/Loss.........................      .04          .14         (.52)               (1.05)
                                        -----        -----        -----                -----
Total from Investment Operations....      .39          .59         (.02)                (.56)
                                        -----        -----        -----                -----
Less:
  Distributions from and in Excess
    of Net Investment Income........      .45          -0-          .34                  .27
  Return of Capital Distribution....      .01          .53          .24                  .25
                                        -----        -----        -----                -----
Total Distributions.................      .46          .53          .58                  .52
                                        -----        -----        -----                -----
Net Asset Value, End of the
  Period............................    $7.55        $7.62        $7.56                $8.16
                                        =====        =====        =====                =====
Total Return* (b)...................    5.29%        8.03%        (.27%)              (6.32%)**
Net Assets at End of the Period (In
  millions).........................      $.2          $.2          $.2                  $.2
Ratio of Expenses to Average Net
  Assets* (c).......................    2.09%        2.07%        1.96%                1.84%
Ratio of Net Investment Income to
  Average
  Net Assets*.......................    4.63%        5.72%        6.30%                5.83%
Portfolio Turnover..................     378%         225%         204%                 259%

* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets (c)........................    2.12%        2.09%          N/A                  N/A
Ratio of Net Investment Income to
  Average Net Assets................    4.60%        5.69%          N/A                  N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Short-Term Global Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk through investment in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and having an average duration of three years or less. The Fund commenced investment operations on September 28, 1990. The distribution of the Fund's Class B and Class C shares commenced on July 22, 1991, and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using the last available bid price, or if not available, yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1997, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account

                                 June 30, 1997
--------------------------------------------------------------------------------

along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $64,274,870 which will expire between June 30, 2001 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and as a result of gains or losses recognized for tax purposes on the mark to market of open options and forward transactions at June 30, 1997.

    At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $91,162,423; the aggregate gross unrealized appreciation is $78,867 and the aggregate gross unrealized depreciation is $1,640,659 resulting in net unrealized depreciation including open option and forward swap transactions and forward currency contracts of $1,561,792.

                                 June 30, 1997
--------------------------------------------------------------------------------

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to net realized currency gains totaling $1,475,870 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

    Net realized gains, if any, are distributed annually.

G. EXPENSE REDUCTIONS--During the year ended June 30, 1997, the Fund's custody fee was reduced by approximately $31,200 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly of .55% of the Fund's average net assets.

    For the year ended June 30, 1997, Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") has agreed to assume the Fund's registration and filing fees. This waiver is voluntary and may be discontinued at any time.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $11,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $28,500 representing VKAC's cost of providing accounting, cash management and legal services to the Fund. Of this amount, approximately $900 has been assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $185,200, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. For the year ended June 30, 1997, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July 1995 increase in the number of trustees of the Fund.

                                 June 30, 1997
--------------------------------------------------------------------------------

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1997, capital aggregated $61,586,362, $96,115,314 and $181,638, for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                           SHARES          VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       258,752   $  1,966,958
  Class B..........................................       212,311      1,604,749
  Class C..........................................        19,713        149,100
                                                       ----------   ------------
Total Sales........................................       490,776   $  3,720,807
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       261,651   $  1,982,096
  Class B..........................................       271,233      2,054,943
  Class C..........................................         1,572         11,916
                                                       ----------   ------------
Total Dividend Reinvestment........................       534,456   $  4,048,955
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,868,594)  $(14,169,926)
  Class B..........................................    (4,219,580)   (31,987,407)
  Class C..........................................       (19,067)      (145,197)
                                                       ----------   ------------
Total Repurchases..................................    (6,107,241)  $(46,302,530)
                                                       ==========   ============

                                 June 30, 1997
--------------------------------------------------------------------------------

    At June 30, 1996, capital aggregated $71,847,960, $124,493,824 and $165,978, for Classes A, B and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                            SHARES          VALUE
---------------------------------------------------------------------------------
Sales:
  Class A..........................................        162,018   $  1,242,482
  Class B..........................................        153,961      1,176,596
  Class C..........................................          1,057          8,057
                                                       -----------   ------------
Total Sales........................................        317,036   $  2,427,135
                                                       ===========   ============
Dividend Reinvestment:
  Class A..........................................        356,105   $  2,727,316
  Class B..........................................        474,434      3,632,026
  Class C..........................................          1,485         11,366
                                                       -----------   ------------
Total Dividend Reinvestment........................        832,024   $  6,370,708
                                                       ===========   ============
Repurchases:
  Class A..........................................     (3,533,398)  $(27,079,054)
  Class B..........................................     (6,899,452)   (52,839,746)
  Class C..........................................         (3,684)       (28,306)
                                                       -----------   ------------
Total Repurchases..................................    (10,436,534)  $(79,947,106)
                                                       ===========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within three years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................           3.00%      1.00%
Second.............................................           2.00%       None
Third..............................................           1.00%       None
Fourth and Thereafter..............................            None       None

                                 June 30, 1997
--------------------------------------------------------------------------------

     For the year ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $700 and CDSC on redeemed shares of approximately $11,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $375,134,019 and $406,241,491, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.

                                 June 30, 1997
--------------------------------------------------------------------------------

    Transactions in options for the year ended June 30, 1997, were as follows:

                                                   CONTRACTS     PREMIUM
------------------------------------------------------------------------
Outstanding at June 30, 1996......................     1       $ (25,497)
Options Written and
  Purchased (Net).................................     6        (252,347)
Options Terminated in Closing
  Transactions (Net)..............................    (1)         25,497
Options Expired (Net).............................    (5)        224,649
                                                     ---       ---------
Outstanding at June 30, 1997......................     1       $ (27,698)
                                                     ===       =========

    The description and market value of the option contract outstanding as of June 30, 1997, are as follows:

                           OPENING    EXPIRATION        STRIKE          MARKET
DESCRIPTION            TRANSACTION          DATE         PRICE           VALUE
------------------------------------------------------------------------------
DEM Call/Lira Put.......  Purchase      07/30/97    990 Lira / 1 DEM   $10,321
                                                                       =======

B. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At June 30, 1997, the Fund has outstanding forward currency contracts as follows:

                                                              UNREALIZED
FORWARD                                          CURRENT   APPRECIATION/
CURRENCY CONTRACTS                                 VALUE    DEPRECIATION
------------------------------------------------------------------------
LONG CONTRACTS:
Canadian Dollar,
  6,768,700 expiring 08/25/97-09/17/97.....  $ 4,922,395     $ (44,986)
Japanese Yen,
  954,268,500 expiring 07/16/97-08/27/97...    8,363,386       (73,489)
                                             -----------     ---------
                                             $13,285,781     $(118,475)
                                             ===========     ---------
SHORT CONTRACTS:
Australian Dollar,
  5,322,352 expiring 09/17/97..............  $ 4,025,933     $ (25,933)
French Franc,
  40,568,300 expiring 09/29/97-10/01/97....    6,944,961        55,039
Italian Lira,
  15,000,000,000 expiring 09/15/97.........    8,805,917       (18,571)

                                 June 30, 1997
--------------------------------------------------------------------------------

                                                              UNREALIZED
FORWARD                                          CURRENT   APPRECIATION/
CURRENCY CONTRACTS                                 VALUE    DEPRECIATION
------------------------------------------------------------------------
SHORT CONTRACTS (CONTINUED)
New Zealand Dollar,
  24,842,926 expiring 07/31/97-09/26/97....  $16,853,926     $ 191,474
Spanish Peseta,
  580,843,200 expiring 07/21/97............    3,942,563        57,437
Swiss Franc,
  7,847,600 expiring 09/30/97-10/01/97.....    5,434,049        65,950
                                             -----------     ---------
                                             $46,007,349       325,396
                                             ===========     ---------
                                                             $ 206,921
                                                             =========

    At June 30, 1997, the Fund had realized gains on closed but unsettled forward currency contracts of $93,079 scheduled to settle between July 1, 1997 and October 27, 1999.

C. SWAP TRANSACTIONS-- A swap represents an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals. A forward swap represents a commitment to enter into a swap agreement at a future date.

    The description of the forward swap transaction outstanding as of June 30, 1997, and unrealized depreciation are as follows:

                                                           UNREALIZED
DESCRIPTION                                              DEPRECIATION
----------------------------------------------------------------------
Goldman Sachs, 10.0 million US$ notional amount,
effective 10/11/99, payment based upon the spread
between the 3 year French Franc fixed swap interest rate
versus the 3 year German Deutsche Mark fixed swap
interest rate...........................................     $9,061
                                                             ======

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements to enable the Fund to satisfy redemption requests and other temporary purposes.

    The Fund was entered into reverse repurchase agreements under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based

                                 June 30, 1997
--------------------------------------------------------------------------------

upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $343,700 with an average interest rate of 4.760%. At June 30, 1997, there were no open reverse repurchase agreements.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1997, are payments to VKAC of approximately $517,900.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Short-Term Global Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Short-Term Global Income Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Short-Term Global Income Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 13, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

JEROME L. ROBINSON

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, this report must be accompanied by a quarterly performance update, if applicable.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 6,662,607 shares voted for the proposal, 133,675 shares voted against and 309,412 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 6,914,772 shares voted in his favor and 190,922 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 6,906,896 shares voted in his favor and 198,799 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 6,909,955 shares voted in her favor and 195,740 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 6,909,171 shares voted in his favor and 196,523 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 6,907,095 shares voted in his favor and 198,600 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund, 6,906,892 shares voted in his favor and 198,803 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 6,913,290 shares voted in his favor and 192,404 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 6,906,955 shares voted in his favor and 198,740 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 6,904,308 shares voted in his favor and 201,387 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 6,914,772 shares voted in his favor and 190,922 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 6,749,134 shares voted for the proposal, 52,082 shares voted against and 304,479 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Performance in Perspective.......................  6
Portfolio Management Review......................  7
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21
Report of Independent Accountants................ 32

SIF  ANR 8/97

                             LETTER TO SHAREHOLDERS


August 4, 1997

Dear Shareholder,

    As you know, Van Kampen American
Capital was acquired by Morgan
Stanley Group Inc., a world leader in
asset management. Earlier this year,
Morgan Stanley Group Inc. and Dean                  [PHOTO]
Witter, Discover & Co. agreed to
merge. The merger was completed on
May 31, creating the combined company
of Morgan Stanley, Dean Witter,
Discover & Co. Additionally, we are      DENNIS J. MCDONNELL AND DON G. POWELL
very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley funds, with their emphasis on global markets, can be valuable tools to accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Despite the robust rate of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. Continued moderation in the cost of employee benefit packages offset mild upward pressure on wages that resulted from the country's low unemployment rate.

                                                           Continued on page two

    In March, the inflationary implications of a tight labor market led the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years.
    In Europe, economic activity was restrained by generally restrictive monetary and fiscal policies as countries reduced inflation and budget deficits to ensure eligibility for European Monetary Union in 1999. In Japan, the central bank held to its highly stimulative monetary policy to help revive that country's ailing financial sector. Low Japanese interest rates contributed to a steep fall in the value of the yen, which consequently helped the country's huge export sector return to profitability.

MARKET OVERVIEW
    The strong U.S. economy and tight labor market combined to put mild upward pressure on domestic bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year. High yield corporate bonds were the best-performing sector of the U.S. fixed-income market, as the healthy economic environment increased investor confidence in the creditworthiness of lower-rated debt.
    Interest rates fell across most global fixed-income markets, but a strong rally in the value of the U.S. dollar offset the resulting appreciation in bond prices. During the past six months, the Salomon Brothers Non-U.S. Government Bond Index gained 3.56 percent in local currency terms, but lost 3.13 percent after conversion to U.S. dollars.
    Most global equity markets posted solid gains during the first half of 1997. The Dow Jones World Stock Index advanced 13.53 percent in dollar terms during the period. Stocks in the United States were bolstered by exceptionally strong growth in corporate profits and by the low-inflation environment, which allowed price-earnings multiples to remain high. European markets, especially those in Switzerland, Spain, and the Netherlands, also advanced as falling interest rates made stocks more attractive. In Asia, equity prices were generally subdued, reflecting a region-wide slowdown in economic growth rates and global overcapacity for electronic exports. Stocks in South Korea and Japan, however, did rebound modestly from previous declines.

OUTLOOK
    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional round of monetary tightening by the Federal Reserve remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.

                                                         Continued on page three

    Also, we believe that global economic activity will increase, putting mild downward pressure on bond prices. In Japan, short-term interest rates should rise from the historically low levels of recent years as the economic recovery builds momentum. We anticipate that the dollar has peaked against the yen, although a significant reversal of the dollar's recent gains are unlikely.
    European economies should benefit from an end to fiscal tightening, allowing for modestly higher growth rates throughout the region. Monetary policy is already relatively easy in core European countries such as Germany and France, and short-term rates could rise in those markets as growth accelerates. In that environment, we expect some European bond markets to move moderately lower.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
EInvestment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND


 TOTAL RETURNS
                                            A SHARES    B SHARES    C SHARES
One-year total return based on NAV(1)...      14.92%      13.98%      13.99%
One-year total return(2)................       9.47%       9.98%      12.99%
Life-of-Fund average annual total
  return(2).............................       4.56%       4.60%       5.15%
Commencement date.......................    12/31/93    12/31/93    12/31/93

 DISTRIBUTION RATE AND YIELD

Distribution rate3......................       7.38%       7.00%       7.00%
SEC Yield4..............................       6.81%       6.38%       6.38%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997. Had certain expenses of the Fund not been assumed by VKAC, total returns would have been lower and the SEC Yield would have been 6.78%, 6.35% and 6.35% for Classes A, B and C, respectively.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund may react to changes in interest rate cycles, business or economic conditions, rates of inflation, or other market conditions. Global investing, investing in lower rated securities, and investing in a limited number of sectors each hold the potential for risks not associated with many other types of fixed-income investments.

Market Forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND
 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                       AS OF                    AS OF
                                   JUNE 30, 1997         DECEMBER 31, 1996(1)
FNMA REMICs.......................  5.4%   ............       9.3%
Comcast Cablevision...............  3.1%   ............       N/A
DLJ Emerging Markets LDC..........  3.1%   ............       3.2%
Triton Energy.....................  3.1%   ............       N/A
PaineWebber Group MTN.............  2.9%   ............       N/A
Republic of Panama................  2.9%   ............       N/A
Republic of Croatia...............  2.9%   ............       N/A
Banco Bilbao Vizcaya
  International Finance ..........  2.8%   ............       N/A
Westinghouse Credit Corp..........  2.5%   ............       N/A
Western Financial Savings.........  2.4%   ............       2.6%

N/A = Not Applicable
 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS



AS OF JUNE 30, 1997                                                    AS OF DECEMBER 31, 1996(1)
Foreign Non-Investment Grade                                           Foreign Non-Investment Grade
  (mainly Emerging Markets) ........  33.9%                              (mainly Emerging Markets) .......  28.3%
Domestic Non-Investment Grade ......  21.6%                            Foreign Investment Grade ..........  19.9%
Foreign Investment Grade ...........  16.9%       [PIE CHART]          U.S. Government/Mortgage                       [PIE CHART]
Domestic Investment Grade ..........  17.1%                              Backed Securities ...............  16.1%
U.S. Government/Mortgage                                               Domestic Non-Investment Grade .....  18.7%
  Backed Securities ................   6.8%                            Domestic Investment Grade .........  15.8%
Common and Preferred Stock .........   3.7%                            Common Stock ......................   1.2%


 TOP TEN COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF JUNE 30, 1997                              AS OF DECEMBER 31, 1996 (1)
U.S...................  47.5%                  U.S.......................  49.1%
Argentina.............  11.1%                  Argentina.................  13.2%
Mexico................   5.1%                  Colombia..................   6.6%
Brazil................   4.6%                  Russia....................   4.7%
United Kingdom........   4.5%                  Australia.................   4.0%
Cayman Islands........   4.0%                  United Kingdom............   3.0%
Colombia..............   3.6%                  Poland....................   2.3%
Russia................   3.1%                  Mexico....................   2.1%
Panama................   2.9%                  Brazil....................   2.0%
Croatia...............   2.9%                  Venezuela.................   1.9%


(1) Unaudited

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Aggregate Bond Index and the Composite of Salomon Brothers Indices presented. These indices are unmanaged statistical composites and do not reflect any commissions or fees that would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs that would be applicable to an actively managed portfolio, such as that of the Fund.

       GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
       Van Kampen American Capital Strategic Income Fund vs. Lehman Brothers Aggregate Bond Index and Composite of Salomon Brothers Indices* (December 31, 1993 through June 30, 1997)

Fund's Total Return
1 Year Avg. Annual    = 9.47%
inception Avg. Annual = 4.56%

                                 [GRAPH]

                  VKAC             Lehman Brothers              Composite of
               Strategic           Aggregate Bond             Salomon Brothers
              Income Fund             Index                       Indices*
Dec 1993         9,527                10,000                       10,000
Jun 1994         8,305                 9,613                        9,458
Dec 1994         7,985                 9,708                        9,676
Jun 1995         9,007                10,819                       11,042
Dec 1995         9,854                11,502                       11,817
Jun 1996        10,171                11,361                       12,141
Dec 1996        11,119                11,917                       13,160
Jun 1997        11,689                12,288                       13,715


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

*This index is a composite reflecting 20% of each of the following Salomon Brothers Indices: Mortgage, High Yield Market, Corporate, Non-U.S. Dollar World Government Bond and Brady Bond.

                          PORTFOLIO MANAGEMENT REVIEW
               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Strategic Income Fund about the key events and economic forces that shaped the markets during the past 12 months. The team is led by Robert Hickey, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended June 30, 1997.

Q WHAT EVENTS OR MARKET CONDITIONS HAD THE GREATEST IMPACT ON THE FUND DURING THIS PERIOD?

A The past year has emerged as a continuation of the generally benign environment for fixed-income securities. Worldwide, inflation has remained low, and economic growth has been slow to moderate. The U.S. market, which is a bellwether for the world, saw only moderate volatility, with the yield on the 30-year Treasury bond trading in a relatively tight range of roughly 6.35 to
7.19 percent, closing the fiscal year at 6.78 percent.
    Earlier in the year, after first-quarter economic growth figures came in much higher than expected, there was concern that the Federal Reserve Board would raise short-term interest rates in order to dampen growth and control inflation. The 25-basis point increase in rates at the Fed's March meeting was seen at the time as the first in a series of increases; but when second-quarter estimates showed growth slowing sharply, expectations were that further increases were unlikely.
    Much of the fixed-income market's behavior has been driven by yield considerations, as investors seek higher returns in a relatively stable market environment. For that reason, investments such as high yield bonds and emerging market securities have been in high demand, which has been reflected in their prices.

Q WHAT HAS BEEN THE PERFORMANCE OF THE VARIOUS MARKET SECTORS IN WHICH THE FUND INVESTS?

A Foreign Non-Investment Grade (primarily emerging markets securities). The emerging markets have been the Fund's strongest-performing sector, due in part to the demand for high-yielding securities. More importantly, perceived credit quality has been improving. Many of the countries issuing these securities have shown fundamental improvement in their economies and a willingness to stick with prudent development policies. Also, because the United States is the largest export customer for many of these emerging market countries, they have benefited from a very strong U.S. dollar and from steady activity in the U.S. economy. As of June 30, this sector represented approximately 34 percent of the Fund's long-term investments.

    Domestic Non-Investment Grade (primarily high yield corporate bonds). The U.S. high yield bond market has been our second-best performer. With generally favorable economic environment in the United States, even highly leveraged companies have been able to meet their debt-service requirements, resulting in a relatively low rate of default within this sector. Investors have been very comfortable tapping this sector for the yield advantage it can provide, despite its inherently high-risk profile. As it turns out, the riskiest sectors of the market (such as CCC-rated bonds and zero coupon bonds) actually provided the highest returns.
    Foreign Investment Grade. We underweighted the foreign sovereign debt sector because of the relative strength of the U.S. dollar versus most of the major foreign currencies. We focused our attention on the dollar-bloc countries, such as Canada, Australia, and New Zealand, though we did have a stake in some of the higher-yielding foreign markets (such as Scandinavia, Spain, and Italy) and were able to participate in a rally there.
    Domestic Investment Grade. Consistent with the market's appetite for higher yields, we felt it would be advantageous to shift assets from the Treasury sector into the mortgage-backed and corporate sectors. Many of these corporate issuers have been buoyed by the growth of the U.S. economy and are likely to provide a steady flow of income to bond investors. Within the portfolio, some of our strongest performers have been the railroads and issuers in the cable industry. We've also seen value in selected Eurobonds (dollar-denominated bonds issued by U.S. corporations in European markets) and in the preferred issues of various real estate investment trusts.
    U.S. Government/Mortgage-Backed Securities. All of the assets allocated to this sector (approximately 7 percent of the Fund's long-term investments) are invested in mortgage-backed securities, rather than the more conservative Treasury bonds. Mortgages have been surprisingly strong in recent months--so much so that we actually wish we had allocated a larger proportion of the portfolio to this sector. Prepayment rates have been low, and the yield spread between mortgages and Treasuries is as tight as it has been in a decade. For additional Fund portfolio highlights, please refer to page five.

Q     HOW WELL HAS THE FUND PERFORMED DURING THE PAST FISCAL YEAR?

A The Fund generated a total return of 14.92 percent(1) (Class A shares at net asset value) for the 12 months ended June 30, 1997, placing the Fund in the top performance quartile in the Multi-Sector Income category, according to Lipper Analytical Services, Inc. By comparison, the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged index, generated a total return of 8.15 percent for the same period. Similarly, a composite index of 20 percent of each Salomon Brothers Index for Mortgages, High Yield, Corporate, Non-U.S. Dollar World Government Bond, and Brady Bonds produced a total return of 15.88 percent over the same period. Keep in mind that neither index reflects any commissions or fees that would be paid by an investor purchasing the securities they represent.
    The Fund's current distribution rate as of June 30, 1997 was 7.38 percent(3)--based on a monthly dividend of $.0825 per Class A share and a maximum public offering price of $13.42 per share. Despite a small dividend reduction during the first quarter of the year, the Fund's income component remains very competitive within its peer group. Please refer to the chart on page four for additional Fund performance results.

Q WHAT IS YOUR OUTLOOK FOR THE MARKET AND ANY POTENTIAL PORTFOLIO CHANGES IN THE MONTHS AHEAD?

A We would expect to move toward a more neutral position with regard to the five sectors by reallocating assets so that we are closer to a five-way allocation of 20 percent in each sector. It's unlikely that we'll reach an even balance among the five, but we'll pull back on some of our overweightings and fill in some of the sectors, in which we've been underweighted.
    On the positive side, the credit quality in the non-investment grade bond sectors has improved: for instance, we've seen more rating upgrades than downgrades, and default rates are low. Inflation continues to be under control and the dollar remains strong. Worldwide bond markets--even those of the emerging market countries--continue to react to challenging situations in an orderly fashion.
    Our main concern is that any number of factors could change the fabric of the marketplace over the next 12 months. For example: a change in policy could change the direction of interest rates (and, with it, the direction of bond prices); the election cycle in various emerging market countries could increase political and/or economic volatility in those markets; foreign money could begin to move out of the U.S. market, driving down prices and placing upward pressure on rates; and uncertainty surrounding the proposed European Monetary Union could spur increased volatility.
    So even though we believe conditions remain overwhelmingly positive, our sentiment is that a cautious approach would be prudent at this point. The portfolio will continue to reflect this belief into the second half of 1997.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Robert Hickey

Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                     Description                   Coupon        Date     Market Value
---------------------------------------------------------------------------------------------
             CORPORATE BONDS  93.4%
             BANKING  9.6%
    2,000    Banco Bansud - US$.......................        9.250%  12/01/99   $  2,075,000
    2,000    Banco Credito Argentino 144A - US$ (e)...        9.500   04/24/20      2,070,000
    1,500    Bank United Corp. - US$..................        8.875   05/01/07      1,541,715
    2,000    Hubco Capital Trust I 144A - US$ (e).....        8.980   02/01/27      2,046,000
    4,100    Western Financial Savings - US$ (b)......        8.500   07/01/03      4,175,416
                                                                                 ------------
                                                                                   11,908,131
                                                                                 ------------
             BEVERAGE, FOOD & TOBACCO  2.5%
      500    Azteca Holdings 144A - US$ (e)...........       11.000   06/15/02        505,005
    2,500    Pepsi - Gemex 144A - US$ (b)(e)..........        9.750   03/01/04      2,581,250
                                                                                 ------------
                                                                                    3,086,255
                                                                                 ------------
             BUILDINGS AND REAL ESTATE  0.2%
      200    Clark Material - US$.....................       10.750   05/15/06        210,500
                                                                                 ------------
             DIVERSIFIED/CONGLOMERATE
             MANUFACTURING  0.9%
    1,000    Aetna Industries - US$...................       11.875   10/01/06      1,092,500
                                                                                 ------------
             ELECTRONICS  1.1%
      500    Bell & Howell Co. - US$ (b)(c)...........     0/11.500   03/01/05        400,000
    1,000    Philippine Long Distance Telephone Co. -
             US$......................................        8.350   03/06/17        947,600
                                                                                 ------------
                                                                                    1,347,600
                                                                                 ------------
             FINANCE  26.0%
    1,500    Advanta Capital Trust I 144A - US$
             (b)(e)...................................        8.990   12/17/26      1,462,128
    3,000    Advanta Corp. - US$ (b)..................        7.000   05/01/01      2,929,140
    5,000    Banco Bilbao Vizcaya International Fin -
             US$ (b)..................................        6.875   10/27/05      4,867,500
    2,500    Contifinancial Corp. 144A - US$ (e)......        7.500   03/15/02      2,475,325
    2,000    Financiera Energetica Nacional - US$.....        9.375   06/15/06      2,140,000
    2,000    Guangdong Enterprises 144A - US$ (e).....        8.875   05/22/07      2,054,540
    4,000    Lehman Brothers, Inc. - US$ (b)..........        7.250   04/15/03      4,023,952
    5,000    Paine Webber Group MTN - US$ (b).........        7.740   01/30/12      4,993,750
    3,000    Rolls-Royce Cap - US$ (b)................        7.125   07/29/03      3,013,500
    3,945    Westinghouse Credit Corp - US$ (b).......        8.875   06/14/14      4,272,475
                                                                                 ------------
                                                                                   32,232,310
                                                                                 ------------
             HEALTHCARE  0.5%
      500    Tenet Healthcare - US$...................       10.125   03/01/05        547,500
                                                                                 ------------
             INSURANCE  4.1%
    1,000    American Annuity 144A - US$ (e)..........        7.250   09/28/01      1,006,520
    4,000    Orion Capital Trust - US$ (b)............        8.730   01/01/37      4,076,500
                                                                                 ------------
                                                                                    5,083,020
                                                                                 ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                     Description                   Coupon        Date     Market Value
---------------------------------------------------------------------------------------------
             LEISURE AND AMUSEMENT  1.5%
    2,000    Viacom, Inc. - US$ (b)...................        7.625%  01/15/16   $  1,886,138
                                                                                 ------------
             MINING  0.8%
      500    Algoma Steel - US$.......................       12.375   07/15/05        556,250
      400    Carbide/Graphite Group, Inc. - US$ (b)...       11.500   09/01/03        438,000
                                                                                 ------------
                                                                                      994,250
                                                                                 ------------
             OIL & GAS  13.8%
    1,500    Camuzzi Gas - US$ (b)....................        9.250   12/01/01      1,571,250
    2,000    Chesapeake Energy - US$ (b)..............        8.500   03/15/12      1,890,000
      500    Dawson Product Services - US$............        9.375   02/01/07        510,000
      500    Global Marine - US$ (b)..................       12.750   12/15/99        525,000
      450    KCS Energy - US$.........................       11.000   01/15/03        487,125
    1,500    Oleoducto Central S.A. 144A - US$ (e)....        9.350   09/01/05      1,550,625
      500    Pacalta Resources Ltd. 144A - US$ (e)....       10.750   06/15/04        507,500
    2,000    Perez Companc - US$......................        9.000   01/30/04      2,072,840
    2,500    Soc Comercial De Plata - US$.............       11.500   05/09/00      2,690,625
    5,000    Triton Energy - US$ (b)..................        9.250   04/15/05      5,322,100
                                                                                 ------------
                                                                                   17,127,065
                                                                                 ------------
             PAPER  1.7%
    1,000    Doman Industries Ltd. - US$ (b)..........        8.750   03/15/04        970,000
    1,000    Tjiwi Kimia International BV - US$.......       13.250   08/01/01      1,140,000
                                                                                 ------------
                                                                                    2,110,000
                                                                                 ------------
             PERSONAL AND NON DURABLE CONSUMER GOODS  0.4%
      500    Cole National Group - US$................        9.875   12/31/06        526,250
                                                                                 ------------
             PRINTING, PUBLISHING & BROADCASTING  1.1%
      500    International Cabletel - US$.............            *   02/01/06        345,000
    1,000    SCI Television - US$.....................       11.000   06/30/05      1,052,500
                                                                                 ------------
                                                                                    1,397,500
                                                                                 ------------
             RETAIL  4.8%
    3,500    Grupo Elektra sa de CV - US$.............       12.750   05/15/01      3,858,750
    2,000    Shopko Stores - US$ (b)..................        8.500   03/15/02      2,102,580
                                                                                 ------------
                                                                                    5,961,330
                                                                                 ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                     Description                   Coupon        Date     Market Value
---------------------------------------------------------------------------------------------
             TELECOMMUNICATIONS  11.3%
    1,000    Cablevision Systems - US$................        9.875%  05/15/06   $  1,065,000
    5,000    Comcast Cablevision 144A - US$ (e).......        8.500   05/01/27      5,398,950
    5,000    MFS Communications - US$ (b).............            *   01/15/06      3,975,000
      750    Millicom International - US$.............            *   06/01/06        541,875
    1,000    Panamsat L.P. - US$ (b)..................        9.750   08/01/00      1,050,000
      600    Pricellular Wireless Corp. - US$ (c).....     0/12.250   10/01/03        562,500
    2,000    Viatel, Inc. - US$ (b)...................            *   01/15/05      1,350,000
                                                                                 ------------
                                                                                   13,943,325
                                                                                 ------------
             TEXTILES  0.4%
      500    Anvil Knitware 144A - US$ (b)(e).........       10.875   03/15/07        506,250
                                                                                 ------------
             UTILITIES  12.7%
      500    AES Corp. - US$..........................       10.250   07/15/06        547,500
    1,000    Bridas Corp. - US$ (b)...................       12.500   11/15/99      1,098,750
      500    Central Puerto S.A. 144A - US$ (e).......       10.700   08/01/01        537,240
    1,000    Central Termica Guemes S.A. 144A - US$
             (e)......................................       12.000   11/26/01      1,050,000
    3,500    Companhia Energetica Sao Paul 144A - US$
             (e)......................................        9.125   06/26/07      3,447,500
    1,250    Companhia Paranaense De Energ 144A - US$
             (e)......................................        9.750   05/01/05      1,293,750
    2,000    Enersis S.A. - US$.......................        6.600   12/01/26      1,956,052
    1,500    Midland Funding Corp II - US$ (b)........       11.750   07/23/05      1,747,500
      300    National Energy Group - US$ (b)..........       10.750   11/01/06        310,500
    1,000    Sodigas - US$............................       10.500   07/06/99      1,045,000
    1,000    Sodigas 144A - US$ (e)...................       10.500   07/06/99      1,045,000
    1,586    Subic Power Corp. 144A - US$ (e).........        9.500   12/28/08      1,649,877
                                                                                 ------------
                                                                                   15,728,669
                                                                                 ------------
             Total Corporate Bonds............................................    115,688,593
                                                                                 ------------
             FOREIGN GOVERNMENT AND AGENCY SECURITIES  31.4%
             ARGENTINA  3.2%
    2,000    Argentina Par Bond - US$ (d).............        5.500   03/31/23      1,387,500
    2,000    Bonos del Tesoro - US$...................        8.750   05/09/02      2,000,000
      500    Republic of Argentina - ARS..............       11.750   02/12/07        554,486
                                                                                 ------------
                                                                                    3,941,986
                                                                                 ------------
             AUSTRALIA  1.2%
    2,000    Australian Government - AU$..............        6.750   11/15/06      1,487,709
                                                                                 ------------
             BRAZIL  2.5%
    1,980    Republic of Brazil - US$ (d).............        7.250   04/15/06      1,827,778
    1,380    Republic of Brazil - US$.................       10.125   05/15/27      1,328,250
                                                                                 ------------
                                                                                    3,156,028
                                                                                 ------------
             CANADA  0.8%
    1,250    Canadian Government - CA$................        7.500   03/01/01        964,372
                                                                                 ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                     Description                   Coupon        Date     Market Value
---------------------------------------------------------------------------------------------
             COLOMBIA  2.1%
    1,000    Republic of Colombia - US$...............        7.625%  02/15/07   $    974,690
    1,500    Republic of Colombia - US$...............        8.660   10/07/16      1,588,050
                                                                                 ------------
                                                                                    2,562,740
                                                                                 ------------
             COSTA RICA  0.7%
    1,000    Banco Central Costa Rica - US$ (d).......        6.250   05/21/10        850,000
                                                                                 ------------
             CROATIA  4.0%
    5,000    Republic of Croatia 144A - US$ (b)(e)....        7.000   02/27/02      4,918,750
                                                                                 ------------
             ITALY  0.8%
1,500,000    Republic of Italy BTPS - ITL.............        9.500   05/01/01        977,629
                                                                                 ------------
             MEXICO  1.4%
    1,500    Mexico Global Bond - US$.................       11.500   05/15/26      1,713,750
                                                                                 ------------
             NEW ZEALAND  1.2%
    2,000    New Zealand Government - NZ$.............        8.000   11/15/06      1,454,274
                                                                                 ------------
             PANAMA  4.0%
    5,000    Republic of Panama 144A - US$ (e)........        7.875   02/13/02      4,975,000
                                                                                 ------------
             RUSSIA  4.3%
    5,000    DLJ Emerging Markets LDC - US$...........        5.500   12/30/97      5,363,000
                                                                                 ------------
             SLOVAKIA  2.7%
    3,500    New Slovakia Euro Bond 144A - US$ (e)....        7.250   12/19/06      3,405,500
                                                                                 ------------
             UNITED KINGDOM  1.8%
    1,000    UK Treasury Bonds - GBP (b)..............        7.000   11/06/01      1,658,536
      350    UK Treasury Bonds - GBP..................        6.750   11/26/04        571,745
                                                                                 ------------
                                                                                    2,230,281
                                                                                 ------------
             URUGUAY  0.7%
    1,000    Banco Central del Uruguay Ser B - US$
             (d)......................................        6.750   02/19/21        897,500
                                                                                 ------------
             Total Foreign Government and Agency Securities...................     38,898,519
                                                                                 ------------
             MORTGAGE BACKED SECURITIES (U.S.)  9.4%
    2,337    DLJ Mortgage Acceptance Corp 1996-E1.....        8.517   09/28/25      2,381,275
       75    FNMA REMIC #93-55 M PAC (Interest
             Only)....................................      727.220   09/25/06      1,449,633
    3,541    FNMA REMIC #93-175 S.....................        8.142   05/25/07      3,394,682
    3,256    FNMA REMIC #93-180 SB (Inverse Fltg)
             (b)......................................        3.883   09/25/00      2,950,309
   23,985    FNMA REMIC #97-20 IB (Interest Only).....        1.840   03/25/27      1,460,689
                                                                                 ------------
             Total Mortgage Backed Securities (U.S.)..........................     11,636,588
                                                                                 ------------

                                               See Notes to Financial Statements

                                 June 30, 1997
--------------------------------------------------------------------------------

                        Description                           Shares   Market Value
-----------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  5.1%
Avalon Properties - Preferred - US$.........................   50,000  $  1,287,500
Grupo Casa Autrey - ADR (Mexico) - US$......................    8,500       172,656
MEPC International Capital L.P. - Preferred - US$ (b).......  100,000     2,587,500
Time Warner, Inc. - Preferred - US$ (a).....................    2,000     2,266,620
Thai Military Bank - THB....................................   15,000        16,792
                                                                       ------------
    Total Common and Preferred Stocks................................     6,331,068
                                                                       ------------
SWAP TRANSACTIONS  0.0%
Goldman Sachs, 40.0 million US$ notional amount, maturing 01/23/00, payment based upon the spread between the 6 year French Franc fixed swap interest rate versus the 6 year German Mark fixed swap interest
rate.................................................................       (65,217)
                                                                       ------------
TOTAL LONG-TERM INVESTMENTS  139.3%
  (Cost $169,602,085)................................................   172,489,551
LIABILITIES IN EXCESS OF OTHER ASSETS  (39.3%).......................   (48,622,679)
                                                                       ------------
NET ASSETS  100.0%...................................................  $123,866,872
                                                                       ============

* Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option, futures, forwards or swaps transactions or borrowings of the Fund.

(c) Security is a "Step-up" bond where the coupon increases, or steps up, at a predetermined date.

(d) Item represents a "Brady Bond" which is a product of the "Brady Plan" under which various Latin American, African and southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

    The following table summarizes the portfolio composition at June 30, 1997, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

                    U.S. Government and
                      Government Agency
                      Obligations................    6.8%
                    AAA..........................    4.1
                    AA...........................    2.8
                    A............................    6.7
                    BBB..........................   22.7
                    BB...........................   23.4
                    B............................   11.7
                    Non-Rated....................   21.8
                                                   -----
                                                   100.0%
                                                   =====

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $169,602,085).......................    $172,489,551
Receivables:
  Interest..................................................       3,481,239
  Fund Shares Sold..........................................         310,467
  Variation Margin on Futures...............................         148,489
Options at Market Value (Net premiums paid of $246,766).....         253,950
Unamortized Organizational Costs............................          51,018
Other.......................................................           1,068
                                                                ------------
    Total Assets............................................     176,735,782
                                                                ------------
LIABILITIES:
Payables:
  Bank Borrowings...........................................      50,983,397
  Income Distributions......................................         430,721
  Investments Purchased.....................................         371,264
  Distributor and Affiliates................................         169,090
  Investment Advisory Fee...................................         105,874
  Fund Shares Repurchased...................................          82,595
Forward Currency Contracts..................................         201,614
Accrued Expenses............................................         444,074
Deferred Compensation and Retirement Plans..................          80,281
                                                                ------------
    Total Liabilities.......................................      52,868,910
                                                                ------------
NET ASSETS..................................................    $123,866,872
                                                                ============
NET ASSETS CONSIST OF:
Capital.....................................................    $126,195,708
Net Unrealized Appreciation.................................       2,587,120
Accumulated Undistributed Net Investment Income.............         150,395
Accumulated Net Realized Loss...............................      (5,066,351)
                                                                ------------
NET ASSETS..................................................    $123,866,872
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $43,810,221 and 3,428,615 shares of
    beneficial interest issued and outstanding).............    $      12.78
    Maximum sales charge (4.75%* of offering price).........             .64
                                                                ------------
    Maximum offering price to public........................    $      13.42
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $76,222,552 and 5,964,656 shares of
    beneficial interest issued and outstanding).............    $      12.78
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,834,099 and 300,301 shares of
    beneficial interest issued and outstanding).............    $      12.77
                                                                ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $20,787)......    $12,861,325
Dividends (Net of foreign withholding taxes of $568)........        560,482
                                                                -----------
      Total Income..........................................     13,421,807
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      1,132,304
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $97,970, $699,251 and $35,618,
  respectively).............................................        832,839
Shareholder Services........................................        208,244
Custody.....................................................        163,379
Trustees Fees and Expenses..................................         38,650
Amortization of Organizational Costs........................         33,982
Legal.......................................................         18,250
Other.......................................................        222,781
                                                                -----------
      Total Operating Expenses..............................      2,650,429
      Less Expenses Reimbursed..............................         49,624
                                                                -----------
      Net Operating Expenses................................      2,600,805
      Interest Expense......................................      2,239,645
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 8,581,357
                                                                ===========
NET REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 5,129,577
  Options...................................................       (483,643)
  Futures...................................................     (1,998,211)
  Forwards..................................................        603,111
  Foreign Currency Transactions.............................       (251,444)
                                                                -----------
Net Realized Gain...........................................      2,999,390
                                                                -----------
Net Unrealized Appreciation/Depreciation:
Beginning of the Period.....................................       (794,446)
                                                                -----------
End of the Period:
  Investments...............................................      2,887,466
  Options...................................................          7,184
  Futures...................................................       (105,472)
  Forwards..................................................       (209,912)
  Foreign Currency Translation..............................          7,854
                                                                -----------
                                                                  2,587,120
                                                                -----------
Net Unrealized Appreciation During the Period...............      3,381,566
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 6,380,956
                                                                  ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $14,962,313
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1997 and 1996
--------------------------------------------------------------------------------

                                                              Year Ended       Year Ended
                                                             June 30, 1997    June 30, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................    $  8,581,357     $  7,166,242
Net Realized Gain........................................       2,999,390        2,088,097
Net Unrealized Appreciation During the Period............       3,381,566        1,185,450
                                                             ------------     ------------
Change in Net Assets from Operations.....................      14,962,313       10,439,789
                                                             ------------     ------------
Distributions from Net Investment Income.................      (8,604,269)      (7,166,242)
Distributions in Excess of Net Investment Income.........         (27,347)        (721,843)
                                                             ------------     ------------
Distributions from and in Excess of Net Investment
 Income*.................................................      (8,631,616)      (7,888,085)
                                                             ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       6,330,697        2,551,704
                                                             ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................................      40,557,345       29,338,222
Net Asset Value of Shares Issued Through Dividend
 Reinvestment............................................       3,498,095        3,220,366
Cost of Shares Repurchased...............................     (25,388,033)     (20,206,493)
                                                             ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......      18,667,407       12,352,095
                                                             ------------     ------------
TOTAL INCREASE IN NET ASSETS.............................      24,998,104       14,903,799
NET ASSETS:
Beginning of the Period..................................      98,868,768       83,964,969
                                                             ------------     ------------
End of the Period (Including accumulated undistributed
 net investment income of $150,395 and $22,912,
 respectively)...........................................    $123,866,872     $ 98,868,768
                                                             ============     ============

                                                    Year Ended       Year Ended
       *Distributions by Class                    June 30, 1997     June 30, 1996
---------------------------------------------------------------------------------
        Distributions from and in Excess of
         Net Investment Income:
         Class A Shares.......................     $(3,189,748)     $(2,908,823)
         Class B Shares.......................      (5,177,891)      (4,768,060)
         Class C Shares.......................        (263,977)        (211,202)
                                                   -----------      -----------
                                                   $(8,631,616)     $(7,888,085)
                                                   ===========      ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            December 31, 1993
                                                                              (Commencement
                                                  Year Ended June 30,         of Investment
                                              ---------------------------    Operations) to
               Class A Shares                  1997      1996      1995       June 30, 1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $12.065   $11.704   $11.975        $14.300
                                              -------   -------   -------        -------
Net Investment Income.......................    1.019     1.013      .657           .566
Net Realized and Unrealized Gain/Loss.......     .714      .446      .272         (2.391)
                                              -------   -------   -------        -------
Total from Investment Operations............    1.733     1.459      .929         (1.825)
                                              -------   -------   -------        -------
Less:
  Distributions from and in Excess of Net
    Investment Income.......................    1.020     1.098      .793           .500
  Return of Capital Distribution............      -0-       -0-      .407            -0-
                                              -------   -------   -------        -------
Total Distributions.........................    1.020     1.098     1.200           .500
                                              -------   -------   -------        -------
Net Asset Value, End of the Period..........  $12.778   $12.065   $11.704        $11.975
                                              =======   =======   =======        =======
Total Return* (a)...........................   14.92%    12.92%     8.46%        (12.83%)**
Net Assets at End of the Period (In
  millions).................................  $  43.8   $  33.8   $  29.6        $  24.5
Ratio of Operating Expenses to Average Net
  Assets*...................................    1.81%     1.84%     1.98%          1.88%
Ratio of Interest Expense to Average Net
  Assets....................................    1.99%     2.27%     2.38%           .96%
Ratio of Net Investment Income to Average
  Net Assets*...............................    8.12%     8.34%     5.88%          9.27%
Portfolio Turnover..........................     474%      343%      253%           114%**
* If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses to Average Net
  Assets....................................    1.86%     1.92%       N/A            N/A
Ratio of Net Investment Income to Average
  Net Assets................................    8.07%     8.26%       N/A            N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          December 31, 1993
                                                                            (Commencement
                                                  Year Ended June 30,       of Investment
                                              ---------------------------  Operations) to
Class B Shares                                 1997      1996      1995     June 30, 1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $12.069   $11.706   $11.968      $14.300
                                              -------   -------   -------      -------
Net Investment Income.......................     .920      .926      .585         .515
Net Realized and Unrealized Gain/Loss.......     .717      .443      .245       (2.392)
                                              -------   -------   -------      -------
Total from Investment Operations............    1.637     1.369      .830       (1.877)
                                              -------   -------   -------      -------
Less:
  Distributions from and in Excess of Net
    Investment Income.......................     .927     1.006      .722         .455
  Return of Capital Distribution............      -0-       -0-      .370          -0-
                                              -------   -------   -------      -------
Total Distributions.........................     .927     1.006     1.092         .455
                                              -------   -------   -------      -------
Net Asset Value, End of the Period..........  $12.779   $12.069   $11.706      $11.968
                                              =======   =======   =======      =======
Total Return* (a)...........................   13.98%    12.06%     7.62%      (13.21%)**
Net Assets at End of the Period (In
  millions).................................  $  76.2   $  61.9   $  52.6      $  46.4
Ratio of Operating Expenses to Average Net
  Assets*...................................    2.57%     2.59%     2.68%        2.63%
Ratio of Interest Expense to Average Net
  Assets....................................    1.98%     2.26%     2.38%         .96%
Ratio of Net Investment Income to Average
  Net Assets*...............................    7.33%     7.58%     5.30%        8.48%
Portfolio Turnover..........................     474%      343%      253%         114%**

* If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net
  Assets....................................    2.61%     2.67%       N/A          N/A
Ratio of Net Investment Income to Average
  Net Assets................................    7.28%     7.50%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                          December 31, 1993
                                                                            (Commencement
                                                  Year Ended June 30,       of Investment
                                              ---------------------------  Operations) to
               Class C Shares                  1997      1996      1995     June 30, 1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $12.059   $11.699   $11.966      $14.300
                                              -------   -------   -------      -------
Net Investment Income.......................     .913      .944      .598         .509
Net Realized and Unrealized Gain/Loss.......     .723      .422      .227       (2.388)
                                              -------   -------   -------      -------
Total from Investment Operations............    1.636     1.366      .825       (1.879)
                                              -------   -------   -------      -------
Less:
  Distributions from and in Excess of Net
    Investment Income.......................     .927     1.006      .722         .455
  Return of Capital Distribution............      -0-       -0-      .370          -0-
                                              -------   -------   -------      -------
Total Distributions.........................     .927     1.006     1.092         .455
                                              -------   -------   -------      -------
Net Asset Value, End of the Period..........  $12.768   $12.059   $11.699      $11.966
                                              =======   =======   =======      =======
Total Return* (a)...........................   13.99%    12.07%     7.53%      (13.21%)**
Net Assets at End of the Period (In
  millions).................................  $   3.8   $   3.1   $   1.7      $   2.1
Ratio of Operating Expenses to Average Net
  Assets*...................................    2.56%     2.58%     2.69%        2.65%
Ratio of Interest Expense to Average Net
  Assets....................................    1.98%     2.22%     2.38%         .95%
Ratio of Net Investment Income to Average
  Net Assets*...............................    7.31%     7.49%     5.92%        8.36%
Portfolio Turnover..........................     474%      343%      253%         114%**

* If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net
  Assets....................................    2.61%     2.66%       N/A          N/A
Ratio of Net Investment Income to Average
  Net Assets................................    7.27%     7.41%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Strategic Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide shareholders with high current income, while its' secondary investment objective is to seek capital appreciation. The Fund will allocate its investments among the following market sectors: U.S. government securities, domestic investment grade income securities, domestic lower grade income securities, foreign investment grade income securities and foreign lower grade income securities. The Fund borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. The Fund commenced investment operations on December 31, 1993, with three classes of common shares, Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account

                                 June 30, 1997
--------------------------------------------------------------------------------

with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $170,000. These costs are being amortized on a straight line basis over the 60 month period ending December 31, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $5,050,946 which will expire between June 30, 2003 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and as a result of gains or losses recognized for tax purposes on the mark to market of open options, futures and forward transactions at June 30, 1997.

                                 June 30, 1997
--------------------------------------------------------------------------------

    At June 30, 1997, for federal income tax purposes, cost of long-term investments is $169,602,085; the aggregate gross unrealized appreciation is $3,907,013 and the aggregate gross unrealized depreciation is $1,114,313, resulting in net unrealized appreciation on investments, swap, option and futures transactions of $2,792,700.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options and futures on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to net currency gains totaling $177,742 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

    Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE MANAGED ASSETS                                       % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .75 of 1%

Next $500 million.......................................     .70 of 1%

Over $1 billion.........................................     .65 of 1%

    For the year ended June 30, 1997, VKAC has agreed to assume a portion of the Fund's registration and filing fees. This waiver is voluntary and may be discontinued at any time.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $6,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1997, the Fund recognized expenses of approximately $25,300 representing VKAC's cost of providing accounting, cash management and legal services to the Fund. Of this amount, approximately $800 has been assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1997, the Fund recognized expenses of approximately $158,700, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

                                 June 30, 1997
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC. During the year ended June 30, 1997, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July 1995 increase in the number of trustees of the Fund.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

    At June 30, 1997, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1997, capital aggregated $44,483,168, $77,747,304 and $3,965,236 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,136,784    $ 14,246,123
  Class B....................................     1,951,416      24,358,899
  Class C....................................       156,283       1,952,323
                                                 ----------    ------------
Total Sales..................................     3,244,483    $ 40,557,345
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       102,757    $  1,289,971
  Class B....................................       163,577       2,052,790
  Class C....................................        12,383         155,334
                                                 ----------    ------------
Total Dividend Reinvestment..................       278,717    $  3,498,095
                                                 ==========    ============
Repurchases:
  Class A....................................      (614,505)   $ (7,723,135)
  Class B....................................    (1,282,624)    (16,096,646)
  Class C....................................      (125,528)     (1,568,252)
                                                 ----------    ------------
Total Repurchases............................    (2,022,657)   $(25,388,033)
                                                 ==========    ============

                                 June 30, 1997
--------------------------------------------------------------------------------

    At June 30, 1996, capital aggregated $36,670,209, $67,432,261 and $3,425,831 for Classes A, B and C, respectively. For the year ended June 30, 1996, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................       751,977    $  9,046,110
  Class B....................................     1,498,860      18,147,281
  Class C....................................       178,450       2,144,831
                                                 ----------    ------------
Total Sales..................................     2,429,287    $ 29,338,222
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................        94,962    $  1,139,581
  Class B....................................       163,856       1,965,307
  Class C....................................         9,612         115,478
                                                 ----------    ------------
Total Dividend Reinvestment..................       268,430    $  3,220,366
                                                 ==========    ============
Repurchases:
  Class A....................................      (575,267)   $ (6,903,393)
  Class B....................................    (1,024,433)    (12,352,105)
  Class C....................................       (78,275)       (950,995)
                                                 ----------    ------------
Total Repurchases............................    (1,677,975)   $(20,206,493)
                                                 ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................           4.00%      1.00%
Second.............................................           3.75%       None
Third..............................................           3.50%       None
Fourth.............................................           2.50%       None
Fifth..............................................           1.50%       None
Sixth..............................................           1.00%       None
Seventh and Thereafter.............................            None       None

                                 June 30, 1997
--------------------------------------------------------------------------------

    For the year ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $26,500 and CDSC on redeemed shares of approximately $296,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $745,551,022 and $715,779,945, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                                 June 30, 1997
--------------------------------------------------------------------------------

    Transactions in options for the year ended June 30, 1997, were as follows:

                                                   CONTRACTS        PREMIUM
---------------------------------------------------------------------------
Outstanding at June 30, 1996...................          3      $  (458,000)
Options Written and Purchased (Net)............      9,182       (2,797,571)
Options Terminated in Closing
  Transactions (Net)...........................     (6,742)       2,225,052
Options Exercised..............................       (303)         226,532
Options Expired (Net)..........................       (513)         557,221
                                                    ------      -----------
Outstanding at June 30, 1997...................      1,627      $  (246,766)
                                                    ======      ===========

    The descriptions and market values of the option contracts outstanding as of June 30, 1997, are as follows:

                                                           STRIKE
                                             EXPIRATION    PRICE/       MARKET
          DESCRIPTION           CONTRACTS       DATE       YIELD        VALUE
-------------------------------------------------------------------------------
  EURO $ FUTURES
     Dec. 1997 - Purchased
     Call......................     600       12/15/97         94      $157,500
     Dec. 1997 - Written
     Call......................     900       12/15/97      94.25       (67,500)
  J.P. MORGAN EMERGING
  MARKETS INDEX
     Purchased Put.............       1       08/11/97     329.37       119,700
     Written Put...............       1       08/11/97     321.14       (49,500)
  U.S. TREASURY BOND FUTURES
     Aug. 1997 - Purchased
     Put.......................     125       07/19/97        111        93,750
                                  -----                                --------
                                  1,627                                $253,950
                                  =====                                ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                                 June 30, 1997
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended June 30, 1997, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at June 30, 1996...............................        231
Futures Opened.............................................      8,160
Futures Closed.............................................     (7,702)
                                                                ------
Outstanding at June 30, 1997...............................        689
                                                                ======

    The futures contracts outstanding as of June 30, 1997, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                 UNREALIZED
                                                              APPRECIATION/
                                                  CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------
LONG CONTRACTS:
  U.S. Treasury Bond Future Dec 1997
     (Current notional value $110,656 per
     contract)...................................    200        $ 487,500
SHORT CONTRACTS:
  10-Year British Gilt Future Sept 1997
     (Current notional value $94,870 per
     contract)...................................     10          (25,134)
  10-Year German Mark Future Sept 1997
     (Current notional value $145,476 per
     contract)...................................     10          (18,928)
  10-Year Japanese Bond Future Sept 1997
     (Current notional value $1,082,708 per
     contract)...................................      3          (30,832)
  U.S. Treasury Bond Future Sept 1997
     (Current notional value $111,063 per
     contract)...................................    300         (355,156)
  2-Year U.S. Treasury Note Future Sept 1997
     (Current notional value $206,016 per
     contract)...................................     41          (39,250)
  5-Year U.S. Treasury Note Future Sept 1997
     (Current notional value $105,891 per
     contract)...................................    125         (123,672)
                                                     ---        ---------
                                                     689        $(105,472)
                                                     ===        =========

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

                                 June 30, 1997
--------------------------------------------------------------------------------

    At June 30, 1997, the Fund has outstanding forward currency contracts as follows:

                                                              UNREALIZED
FORWARD                                          CURRENT   APPRECIATION/
CURRENCY                                           VALUE    DEPRECIATION
------------------------------------------------------------------------
LONG CONTRACTS:
Canadian Dollar,
  2,751,100 expiring 09/30/97..............  $ 2,003,277     $  (1,752)
French Franc,
  57,760,000 expiring 08/01/97.............    9,850,285      (321,953)
German Mark,
  29,954,750 expiring 08/04/97-12/30/97....   17,331,744      (534,622)
Japanese Yen,
  1,142,000,000 expiring 08/27/97..........   10,046,845        46,845
                                             -----------     ---------
                                             $39,232,151     $(811,482)
                                             ===========     ---------
SHORT CONTRACTS:
British Pound Sterling,
  1,536,731 expiring 08/28/97..............  $ 2,554,657     $ (54,657)
French Franc,
  85,979,900 expiring 08/04/97-12/30/97....   14,762,058       416,786
German Mark,
  15,000,000 expiring 07/30/97.............    8,619,942       286,205
Japanese Yen,
  1,071,700,000 expiring 11/27/98..........   10,046,764       (46,764)
                                             -----------     ---------
                                             $35,983,421       601,570
                                             ===========     ---------
                                                             $(209,912)
                                                             =========

    At June 30, 1997, the Fund has realized gains on closed but unsettled forward currency contracts of $8,298 scheduled to settle between July 1, 1997 and March 16, 1998.

D. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

E. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these

                                 June 30, 1997
--------------------------------------------------------------------------------

securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. MORTGAGE-BACKED SECURITIES

A Mortgage-Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies such as Federal National Mortgage Association (FNMA).

    A REMIC (Real Estate Mortgage Investment Conduit) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics.

    A MBS may also be stripped to create an Interest Only (IO) security. An IO represents ownership in the cash flows of the interest payments made from a specific pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower. IO's are typically used to manage interest rate exposure in the Fund's portfolio.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1997, are payments to VKAC of approximately $547,100.

8. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements or dollar rolls for investment purposes in an amount up to 33.3% of its total assets.

    The Fund has entered into a $60,000,000 revolving credit agreement which expires on March 31, 1998. Interest is charged under the agreement at a rate of
 .425% above the federal funds rate. The interest rate in effect at June 30, 1997, was 6.675%. An annual commitment fee of .075% is charged on the unused portion of the credit line.

                                 June 30, 1997
--------------------------------------------------------------------------------

    The Fund has entered into reverse repurchase agreements under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At June 30, 1997, there were no open reverse repurchase agreements.

    The average daily balance of bank borrowings and reverse repurchase agreements for the year ended June 30, 1997, was approximately $38,213,200 with an average interest rate of 5.78%.

    At June 30, 1997, these agreements represented 28.8% of the Fund's total assets.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Strategic Income Fund (the "Fund"), including the portfolio of investments, as of June 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Strategic Income Fund as of June 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 13, 1997

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

JEROME L. ROBINSON

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
Vice Presidents



INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, this report must be accompanied by a quarterly performance update, if applicable.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 6,476,634 shares voted for the proposal, 75,394 shares voted against and 179,640 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 6,617,556 shares voted in his favor and 114,113 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 6,615,232 shares voted in his favor and 116,437 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 6,613,618 shares voted in her favor and 118,051 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 6,617,556 shares voted in his favor and 114,113 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 6,615,055 shares voted in his favor and 116,614 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund, 6,617,556 shares voted in his favor and 114,113 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 6,614,146 shares voted in his favor and 117,553 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 6,615,898 shares voted in his favor and 115,771 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 6,615,232 shares voted in his favor and 116,437 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 6,617,556 shares voted in his favor and 114,113 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 6,487,793 shares voted for the proposal, 42,478 shares voted against and 201,397 shares abstained.

               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                                       36